SEMIANNUAL REPORT
--------------------------------------------------------------------------------


                               [GRAPHIC OMITTED]


                                   Government
                                  Income Fund

                               NOVEMBER 30, 1998

                           [LOGO] JOHN HANCOCK FUNDS
                                  A Global Investment Management Firm

                    ----------------------------------------

                                    TRUSTEES
                            EDWARD J. BOUDREAU, JR.
                                JAMES F. CARLIN
                             WILLIAM H. CUNNINGHAM*
                                RONALD R. DION*
                              HAROLD R. HISER, JR.
                                ANNE C. HODSDON
                               CHARLES L. LADNER
                              LEO E. LINBECK, JR.
                             STEVEN R. PRUCHANSKY*
                              RICHARD S. SCIPIONE
                     LT. GEN. NORMAN H. SMITH, USMC (RET.)
                                 JOHN P. TOOLAN
                        *Members of the Audit Committee

                                    OFFICERS
                            EDWARD J. BOUDREAU, JR.
                      Chairman and Chief Executive Officer
                                ANNE C. HODSDON
                       President, Chief Operating Officer
                          and Chief Investment Officer
                                 OSBERT M. HOOD
                           Senior Vice President and
                            Chief Financial Officer
                                SUSAN S. NEWTON
                          Vice President and Secretary
                               JAMES J. STOKOWSKI
                          Vice President and Treasurer
                               THOMAS H. CONNORS
                     Vice President and Compliance Officer

                                   CUSTODIAN
                         INVESTORS BANK & TRUST COMPANY
                              200 CLARENDON STREET
                          BOSTON, MASSACHUSETTS 02116

                                 TRANSFER AGENT
                     JOHN HANCOCK SIGNATURE SERVICES, INC.
                         1 JOHN HANCOCK WAY, SUITE 1000
                        BOSTON, MASSACHUSETTS 02217-1000

                               INVESTMENT ADVISER
                          JOHN HANCOCK ADVISERS, INC.
                             101 HUNTINGTON AVENUE
                        BOSTON, MASSACHUSETTS 02199-7603

                             PRINCIPAL DISTRIBUTOR
                            JOHN HANCOCK FUNDS, INC.
                             101 HUNTINGTON AVENUE
                        BOSTON, MASSACHUSETTS 02199-7603

                                 LEGAL COUNSEL
                               HALE AND DORR LLP
                                60 STATE STREET
                        BOSTON, MASSACHUSETTS 02109-1803

                    ----------------------------------------

===============================CHAIRMAN'S MESSAGE===============================

DEAR FELLOW SHAREHOLDERS:

An often-used analogy for stock market performance over the short term is a roller coaster. That is because, while long-term history suggests the market's general direction is up, its swings over the short term can be dramatic and, at times, violent. In 1998, the market gave us several stark examples of this phenomenon. From the new highs set in mid-July, the major indices plunged by 19% through the end of August. It was the worst such fall since 1990. Seeking safety in a world of global economic uncertainties, investors everywhere converged on U.S. Treasury bonds and pushed their yields to historic lows.

   Then in early October, the stock market began a remarkable rebound that was sparked by the Federal Reserve's moves to lower interest rates. The Dow Jones Industrial Average reached a new high and ended November actually up by 17% year-to-date.

--------------------------------------------------------------------------------
[A 1" x 1 1/4" photo of Edward J. Boudreau, Jr., Chairman and Chief Executive Officer, flush right next to second paragraph.]
--------------------------------------------------------------------------------

   Investors have been understandably shaken by these dramatic twists and turns, but we are pleased to report that most individual investors did not panic, and we hope that means they've taken our words to heart. Over the long term, markets do not move up or down in a straight line. That's why after watching the market charge ahead almost uninterrupted for so many years, we have been striking a more cautionary stance in this space over the last several months.

   Analysts are still pondering the implications of global turmoil and the potential for slower U.S. economic and corporate earnings growth. While we don't make a practice of opining on what the market will do next, we continue to believe it would be wise for investors to set more realistic expectations. Over the long term, the market's historical results have been more in the 10% per year range, which is still a solid result, considering it has been produced despite wars, depressions and other social upheavals along the way.

   There is no doubt, however, that the market's heightened volatility and recent dramatic moves have been cause for concern. In these uncertain times, it becomes even harder to remember to "stay the course" and stick to your long-term investment plan. But this remains the essential tenet of successful investing. Now could also be a good time to review your asset allocation with your investment professional, keeping in mind that the divergence in performance of stocks and high-quality bonds earlier this year is a perfect example of why all your eggs shouldn't be in one basket.

Sincerely,


/s/ Edward J. Boudreau, Jr.

EDWARD J. BOUDREAU, JR., CHAIRMAN AND CHIEF EXECUTIVE OFFICER

================================================================================

          BY BARRY H. EVANS, CFA, AND DAWN BAILLIE, PORTFOLIO MANAGERS

                                  John Hancock
                             Government Income Fund

          Investors' flight to quality drives rally in Treasury bonds

Recently, shareholders of John Hancock Sovereign U.S. Government Income Fund approved the merger of their fund into John Hancock Government Income Fund. This change became effective on December 4, 1998.

During the summer, signs of a growing global financial crisis and a slowing domestic economy sent investors running for cover. As the U.S. stock market began to unravel in July, many shed higher-risk assets in favor of higher-quality securities, including U.S. Treasuries. This shift quickly caused stress in financial markets worldwide. The Federal Reserve responded by cutting short-term interest rates three times during the fall. In anticipation of these rate cuts, bond yields dropped dramatically. As interest rates started coming down, investors began moving out of money market funds and short-term certificates of deposit back into higher-risk assets. By late October, small-company stocks, high-yield bonds and emerging-market securities were on the rebound, aided by 33 other rate cuts by foreign central banks. Bond yields began edging up, staying within a narrow range throughout November.

   While interest rates were dropping, Treasury bonds, which are the most sensitive to changes in interest rates, fared the best. Yields fell fastest and furthest -- nearly a full percentage point -- on five-year Treasuries, before bottoming in October. But 30-year Treasuries turned in the best total returns, climbing 12.79% during the six months ended November 30, 1998. By con-

"...signs of a growing global financial crisis and a slowing domestic economy..."

--------------------------------------------------------------------------------
[A 31/2" x 21/2" photo of fund management team members under second column. (l-r): "Barry Evans, Dawn Baillie and Jeff Given."]
--------------------------------------------------------------------------------

================================================================================

                  John Hancock Funds - Government Income Fund

"...a lighter-than-average mortgage stake and a sensitivity to falling interest rates."

--------------------------------------------------------------------------------
[Pie Chart at the top left hand column with the heading "Portfolio Diversification". The chart is divided into four sections (from top to left):
Short-Term Investments & Other 2%, Foreign Governments 5%, U.S. Treasuries 34% and U.S. Government Agencies 59%. A note below the chart reads "As a percentage of net assets on November 30, 1998."]
--------------------------------------------------------------------------------

trast, the Lehman Brothers Mortgage-Backed Securities Fixed-Rate Index returned only 3.51% as investors avoided spread products -- namely mortgage bonds and other bonds issued by U.S. government agencies that offer a slight yield advantage over Treasuries. Investors feared that lower interest rates would cause homeowners to prepay their mortgages and refinance at lower rates. This, along with a glut of new mortgage bonds, depressed prices.

Performance review

In this environment, John Hancock Government Income Fund benefited from a lighter-than-average mortgage stake and a sensitivity to falling interest rates. Between May 31, 1998, and November 30, 1998, the Fund's Class A and Class B shares had total returns of 5.53% and 5.15%, respectively, at net asset value. By comparison, the average general U.S. government income fund returned 4.95%, according to Lipper Analytical Services, Inc.(1) Keep in mind that your net asset value will be different from the Fund's performance if you were not invested in the Fund for the entire period and did not reinvest all distributions. For longer-term performance information, please see pages six and seven.

   Our focus initially was on trimming our investment in spread products. We started June with a 33% stake in mortgage bonds, which gave the Fund a slight yield advantage during a time when bond prices were moving little. But as the summer progressed and bond investors began anticipating falling interest rates, we started selling off mortgage bonds with higher prepayment risk, including both GNMAs and FNMAs with 7.5% coupons. By the early fall, we had pared our mortgage investment to about 23% of the Fund's assets. During the summer, we also started to lighten up our stake in foreign government bonds. Following the devaluation of the Russian ruble, we cut back aggressively, selling investments like those in Germany that were susceptible to global liquidity problems. With hindsight, we would have done better by getting out even earlier. By the end of November, we had only a 5% stake in foreign government bonds. Finally, we cut back on bonds issued by U.S. government agencies by not replacing ones that were called or matured.

   We took the proceeds from these sales and used them to build our investment in Treasuries, which rose at one point to 51% of the Fund's assets. Our focus was on 10-year Treasuries, which performed almost as well as the 30-year sector without carrying quite as much risk. We also lengthened the Fund's duration from
5.4 years to 5.7 years. Duration measures how sensitive a bond's price is to changes in interest rates. The longer a bond's duration, the more its price will rise as interest rates fall -- or fall as interest rates rise. As interest rates tumbled, the Fund's longer duration meant greater price gains.

================================================================================

                  John Hancock Funds - Government Income Fund

--------------------------------------------------------------------------------
[Bar chart at top of left hand column with the heading "Fund Performance". Under the heading is a note that reads "For the six months ended November 30, 1998". The chart is scaled in increments of 1% with 0% at the bottom and 6% at the top. The first bar represents the 5.53% total return for John Hancock Government Income Fund Class A. The second bar represents the 5.15% total return for John Hancock Government Income Fund Class B and the third bar represents 4.95% total return for Average general U.S. government income fund. A note below the chart reads "Total returns for John Hancock Government Income Fund are at net asset value with all distributions reinvested. The average general U.S. government income fund is tracked by Lipper Analytical Services, Inc. See the following two pages for historical performance information.
--------------------------------------------------------------------------------

Preparing for the future

By the fall, mortgage spreads -- the difference in yield between mortgages and Treasuries -- were near the widest levels they had been in a decade. With the expectation that mortgages would soon begin to outpace Treasuries, we began slowly rebuilding our mortgage stake. We bought GNMAs with 6% coupons because they were easily traded and had less prepayment risk. We also kept a 10% investment in short-term and long-term collateralized mortgage obligations
(CMOs), which had held up nicely. CMOs separate the cash flows of mortgage pools into various classes with different maturities. By the end of November, mortgages were back up to 38% of the Fund's net assets and Treasuries ended at 34%. As we increased our mortgage investment, we shortened duration slightly to
5.4 years -- about average for our peer group.

   We made these changes with the expectation that future economic growth would be moderate to slightly slower with little likelihood of either deflation or inflation becoming a problem. If so, interest rates will hold steady or drop slightly, but probably not below the lows we saw in October. The positive news for financial markets is that investors are already looking beyond current weaker industrial production numbers and lower equity earnings. And while the global financial crisis may not be over, the worst could be behind us. To see if we're right, we'll track several indicators. One is the employment cost index, where rising wages could signal a jump in inflation. Another is Brazil and the extent to which Latin American economies show signs of strain. Escalation of problems there could further hinder economic growth here. Finally, we'll be watching to see if there's a crisis in the U.S. farm sector. Global competition and the stronger dollar are already making it harder for U.S. farmers to sell their produce at competitive prices. If problems in this sector affect other areas of the economy, they could cause a further slowdown in economic growth. While we don't anticipate major threats from any of these areas, we'll make whatever changes we need to respond to shifting market and economic conditions.

"...expectation that future economic growth would be moderate to slightly slower..."

--------------------------------------------------------------------------------
This commentary reflects the views of the portfolio managers through the end of the Fund's period discussed in this report. Of course, the managers' views are subject to change as market and other conditions warrant.

(1)Figures from Lipper Analytical Services, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.

================================================================================

                  John Hancock Funds - Government Income Fund

--------------------------------------------------------------------------------
                             A LOOK AT PERFORMANCE
--------------------------------------------------------------------------------

The tables on the right show the cumulative total returns and the average annual total returns for the John Hancock Government Income Fund. Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested.

For Class A shares, total return figures include the maximum applicable sales charge of 4.5%. Prior to May 15, 1995, the maximum applicable sale charge for Class A shares was 4.75%. Class B performance reflects a maximum contingent deferred sales charge (maximum 5% and declining to 0% over six years).

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them. Please read your prospectus carefully before you invest or send money.

--------------------------------------------------------------------------------
CLASS A
--------------------------------------------------------------------------------

For the period ended September 30, 1998

                                                   SINCE
                                         ONE     INCEPTION
                                        YEAR     (9/30/94)
                                        ----     ---------
Cumulative Total Returns                6.97%      37.69%
Average Annual Total Returns            6.97%       8.32%

--------------------------------------------------------------------------------
CLASS B
--------------------------------------------------------------------------------

For the period ended September 30, 1998

                                 ONE     FIVE     TEN
                                YEAR    YEARS    YEARS
                                ----    -----    -----
Cumulative Total Returns        6.19%   30.46%  110.01%
Average Annual Total Returns    6.19%    5.46%    7.70%

--------------------------------------------------------------------------------
YIELDS
--------------------------------------------------------------------------------

As of November 30, 1998

                                                     SEC 30-DAY
                                                        YIELD
                                                        -----
John Hancock Government Income Fund: Class A            4.48%
John Hancock Government Income Fund: Class B            3.99%

================================================================================

                  John Hancock Funds - Government Income Fund

--------------------------------------------------------------------------------
                    WHAT HAPPENED TO A $10,000 INVESTMENT...
--------------------------------------------------------------------------------

The charts on the right show how much a $10,000 investment in the John Hancock Government Income Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in the Lehman Brothers Government Bond Index -- an unmanaged index of fixed-income securities that are similar, but not identical, to the bonds in the Fund's portfolio. Past performance is not indicative of future results.

The Adviser has chosen to replace the Lehman Brothers Treasury Composite Index with the Lehman Brothers Government Bond Index to more closely represent the investment strategy of the Fund.

--------------------------------------------------------------------------------
Line chart with the heading John Hancock Government Income Fund Class A, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines. The first line represents the Lehman Brothers Government Bond Index and is equal to $14,453 as of November 30, 1998. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock Government Income Fund on September 30, 1994, before sales charge, and is equal to $14,383 as of November 30, 1998. The third line represents the same hypothetical investment made in the John Hancock Government Income Fund, after sales charge, and is equal to $13,732 as of November 30, 1998.


Line chart with the heading John Hancock Government Income Fund Class B*, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are two lines. The first line represents the Lehman Brothers Government Bond Index and is equal to $25,164 as of November 30, 1998. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock Intermediate Government Income Fund on May 31, 1998, before sales charge, and is equal to $21,424 as of November 30, 1998.

*No contingent deferred sales charge applicable.

--------------------------------------------------------------------------------

==============================FINANCIAL STATEMENTS==============================

                  John Hancock Funds - Government Income Fund

The Statement of Assets and Liabilities is the Fund's balance sheet and shows the value of what the Fund owns, is due and owes on November 30, 1998. You'll also find the net asset value and the maximum offering price per share as of that date.

Statement of Assets and Liabilities
November 30, 1998 (Unaudited)
--------------------------------------------------------------------------------
Assets:
 Investments at value - Note C:
  U.S. government and agencies securities
   (cost - $448,345,739) ....................................      $461,070,658
  Foreign government bonds (cost - $22,014,018) .............        23,766,369
  Multi-family mortgage-backed bonds
   (cost - $9,014,383) ......................................         9,172,735
  Joint repurchase agreement (cost - $57,436,000) ...........        57,436,000
                                                                   ------------
                                                                    551,445,762
 Receivable for investments sold ............................         1,113,206
 Receivable for variation margin - Note A ...................             5,938
 Interest receivable ........................................         4,826,877
 Other assets ...............................................           164,031
                                                                   ------------
                          Total Assets ......................       557,555,814
                          -----------------------------------------------------
Liabilities:
 Payable for investments purchased ..........................        59,015,980
 Payable for shares repurchased .............................           219,969
 Dividend payable ...........................................           121,934
 Payable to John Hancock Advisers, Inc.
  and affiliates - Note B ...................................           471,982
 Accounts payable and accrued expenses ......................           100,651
                                                                   ------------
                          Total Liabilities .................        59,930,516
                          -----------------------------------------------------
Net Assets:
 Capital paid-in ............................................       496,965,421
 Accumulated net realized loss on investments
  and financial futures contracts ...........................       (14,078,553)
 Net unrealized appreciation of investments
  and financial futures contracts ...........................        14,834,955
 Distributions in excess of net investment income ...........           (96,525)
                                                                   ------------
                          Net Assets ........................      $497,625,298
                          =====================================================
Net Asset Value Per Share:
 (Based on net asset values and shares of beneficial
  interest outstanding - unlimited number of shares
  authorized with no par value)
 Class A - $349,101,874/36,905,709 ..........................             $9.46
 ==============================================================================
 Class B - $148,523,424/15,701,326 ..........................             $9.46
 ==============================================================================
Maximum Offering Price Per Share*
 Class A - ($9.46 x 104.71%) ................................             $9.91
 ==============================================================================

* On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales the offering price is reduced.

The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Statement of Operations
Six months ended November 30, 1998 (Unaudited)
--------------------------------------------------------------------------------
Investment Income:
 Interest .....................................................      $17,405,467
                                                                     -----------
 Expenses:
  Investment management fee - Note B ..........................        1,510,575
  Distribution and service fee - Note B
   Class A ....................................................          429,653
   Class B ....................................................          640,177
  Transfer agent fee - Note B .................................          359,353
  Custodian fee ...............................................           53,169
  Financial services fee - Note B .............................           35,474
  Auditing fee ................................................           20,297
  Registration and filing fees ................................           16,776
  Trustees' fees ..............................................           14,858
  Printing ....................................................           13,246
  Legal fees ..................................................            2,905
  Miscellaneous ...............................................            1,296
                                                                     -----------
                          Total Expenses ......................        3,097,779
                          ------------------------------------------------------
                          Net Investment Income ...............       14,307,688
                          ------------------------------------------------------
Realized and Unrealized Gain (Loss) on Investments,
Options and Financial Futures Contracts:
 Net realized gain on investments sold ........................        2,611,644
 Net realized gain on financial futures contracts .............        2,821,102
 Change in net unrealized appreciation/depreciation
  of investments ..............................................        4,609,014
 Change in net unrealized appreciation/depreciation
  of financial futures contracts ..............................          209,339
                                                                     -----------
                          Net Realized and Unrealized
                          Gain on Investments and
                          Financial Futures Contracts .........       10,251,099
                          ------------------------------------------------------
                          Net Increase in Net Assets
                          Resulting from Operations ...........      $24,558,787
                          ======================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                  John Hancock Funds - Government Income Fund

Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                                    SIX MONTHS ENDED
                                                                                       YEAR ENDED   NOVEMBER 30, 1998
                                                                                      MAY 31, 1998     (UNAUDITED)
                                                                                      ------------    ------------
Increase (Decrease) in Net Assets:
From Operations:
    Net investment income .........................................................    $32,587,661     $14,307,688
    Net realized gain on investments and financial futures contracts ..............      1,684,188       5,432,746
    Change in net unrealized appreciation/depreciation of investments and financial
      futures contracts ...........................................................     16,293,385       4,818,353
                                                                                      ------------    ------------
        Net Increase in Net Assets Resulting from Operations ......................     50,565,234      24,558,787
                                                                                      ------------    ------------
Distributions to Shareholders:
    Distributions from net investment income
        Class A - ($0.6201 and $0.2925 per share, respectively) ...................    (23,933,295)    (10,695,275)
        Class B - ($0.5522 and $0.2585 per share, respectively) ...................     (8,694,560)     (3,613,279)
                                                                                      ------------    ------------
        Total Distributions to Shareholders .......................................    (32,627,855)    (14,308,554)
                                                                                      ------------    ------------
From Fund Share Transactions - Net:* ..............................................    (73,683,952)     29,972,981
                                                                                      ------------    ------------
Net Assets:
    Beginning of period ...........................................................    513,148,657     457,402,084
                                                                                      ------------    ------------
    End of period (including distributions in excess of net investment income of
      $95,659 and $96,525, respectively) ..........................................   $457,402,084    $497,625,298
                                                                                      ============    ============

* Analysis of Fund Share Transactions:

                                                                                  SIX MONTHS ENDED
                                                    YEAR ENDED                   NOVEMBER 30, 1998
                                                   MAY 31, 1998                     (UNAUDITED)
                                           ----------------------------    ----------------------------
                                              SHARES          AMOUNT          SHARES          AMOUNT
                                           ------------    ------------    ------------    ------------
CLASS A
    Shares sold ........................      3,514,206     $32,316,797       6,606,638     $62,097,539
    Shares reinvested ..................      1,297,997      11,906,095         587,649       5,515,534
                                           ------------    ------------    ------------    ------------
                                              4,812,203      44,222,892       7,194,287      67,613,073
    Less shares repurchased ............     (8,394,226)    (77,025,351)     (7,009,760)    (65,755,703)
                                           ------------    ------------    ------------    ------------
    Net increase (decrease) ............     (3,582,023)   ($32,802,459)        184,527      $1,857,370
                                           ============    ============    ============    ============

CLASS B
    Shares sold ........................      1,846,293     $16,924,452       6,676,642     $63,021,057
    Shares reinvested ..................        505,095       4,632,894         195,588       1,837,012
                                           ------------    ------------    ------------    ------------
                                              2,351,388      21,557,346       6,872,230      64,858,069
    Less shares repurchased ............     (6,793,426)    (62,438,839)     (3,912,977)    (36,742,458)
                                           ------------    ------------    ------------    ------------
    Net increase (decrease) ............     (4,442,038)   ($40,881,493)      2,959,253     $28,115,611
                                           ============    ============    ============    ============

The Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment gains and losses, distributions paid to shareholders and any increase or decrease in money shareholders invested in the Fund. The footnote illustrates the number of Fund shares sold, reinvested and repurchased during the last two periods, along with the corresponding dollar value.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                  John Hancock Funds - Government Income Fund

Financial Highlights
Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
--------------------------------------------------------------------------------

                                             FOR THE PERIOD                                                             SIX MONTHS
                                           SEPTEMBER 30, 1994                                                             ENDED
                                            (COMMENCEMENT OF    YEAR ENDED OCTOBER 31,    PERIOD FROM                   NOVEMBER 30,
                                             OPERATIONS) TO     ----------------------  NOVEMBER 1, 1996   YEAR ENDED      1998
                                            OCTOBER 31, 1994     1995(1)        1996   TO MAY 31, 1997(7) MAY 31, 1998  (UNAUDITED)
                                           ------------------   --------      -------- ------------------ ------------  ------------
CLASS A
Per Share Operating Performance
   Net Asset Value, Beginning of Period ...........  $8.85         $8.75         $9.32        $9.07          $8.93         $9.25
                                                     -----      --------      --------     --------       --------      --------
   Net Investment Income ..........................   0.06          0.72          0.65(5)      0.37(5)        0.62(5)       0.29(5)
   Net Realized and Unrealized Gain (Loss) on
     Investments, Options and Financial Futures
     Contracts ....................................  (0.10)         0.57         (0.25)       (0.14)          0.32          0.21
                                                     -----      --------      --------     --------       --------      --------
     Total from Investment Operations .............  (0.04)         1.29          0.40         0.23           0.94          0.50
                                                     -----      --------      --------     --------       --------      --------
   Less Distributions:
   Dividends from Net Investment Income ...........  (0.06)        (0.72)        (0.65)       (0.37)         (0.62)        (0.29)
                                                     -----      --------      --------     --------       --------      --------
   Net Asset Value, End of Period .................  $8.75         $9.32         $9.07        $8.93          $9.25         $9.46
                                                     =====      ========      ========     ========       ========      ========
   Total Investment Return at Net Asset Value (2,3)  (0.45%)(4)    15.32%         4.49%        2.57%(4)      10.82%         5.53%(4)
   Total Adjusted Investment Return at Net Asset
     Value (3) ....................................  (0.46%)(4)    15.28%           --           --             --            --

Ratios and Supplemental Data
   Net Assets, End of Period (000s omitted) .......   $223      $470,569      $396,323     $359,758       $339,572      $349,102
   Ratio of Expenses to Average Net Assets (2) ....   0.12%(4)      1.19%         1.17%        1.13%(6)       1.10%(6)      1.10%(6)
   Ratio of Net Investment Income to Average Net
     Assets (2) ...................................   0.71%(4)      7.38%         7.10%        7.06%(6)       6.79%(6)      6.22%(6)
   Portfolio Turnover Rate ........................     92%          102%(8)       106%         129%           106%          107%

The Financial Highlights summarize the impact of the following factors on a single share for each period indicated: net investment income, gains (losses), dividends and total investment return of the Fund. It shows how the Fund's net asset value for a share has changed since the end of the previous period. Additionally, important relationships between some items presented in the financial statements are expressed in ratio form.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                  John Hancock Funds - Government Income Fund

Financial Highlights (continued)
--------------------------------------------------------------------------------

                                                                         YEAR ENDED OCTOBER 31,
                                                             -----------------------------------------------
                                                               1993        1994       1995(1)         1996
                                                             --------    --------    --------       --------
CLASS B
Per Share Operating Performance
   Net Asset Value, Beginning of Period ...................     $9.83      $10.05       $8.75          $9.32
                                                             --------    --------    --------       --------
   Net Investment Income ..................................      0.70        0.65        0.65           0.58(5)
   Net Realized and Unrealized Gain (Loss) on
     Investments, Options and Financial Futures Contracts .      0.24       (1.28)       0.57          (0.24)
                                                             --------    --------    --------       --------
     Total from Investment Operations .....................      0.94       (0.63)       1.22           0.34
                                                             --------    --------    --------       --------
   Less Distributions:
   Dividends from Net Investment Income ...................     (0.72)      (0.65)      (0.65)         (0.58)
   Distributions from Net Realized Gain on Investments
     Sold and Financial Futures Contracts .................        --       (0.02)         --             --
                                                             --------    --------    --------       --------
     Total Distributions ..................................     (0.72)      (0.67)      (0.65)         (0.58)
                                                             --------    --------    --------       --------
   Net Asset Value, End of Period .........................    $10.05       $8.75       $9.32          $9.08
                                                             ========    ========    ========       ========
   Total Investment Return at Net Asset Value (2,3) .......      9.86%      (6.42%)     14.49%          3.84%
   Total Adjusted Investment Return at Net Asset Value (3)       9.85%      (6.43%)     14.47%            --

Ratios and Supplemental Data
   Net Assets, End of Period (000s omitted) ...............  $293,413    $241,061    $226,954       $178,124
   Ratio of Expenses to Average Net Assets (2) ............      2.00%       1.93%       1.89%          1.90%
   Ratio of Net Investment Income to Average Net Assets (2)      7.06%       6.98%       7.26%          6.37%
   Portfolio Turnover Rate ................................       138%         92%        102%(8)        106%

                                                           PERIOD FROM                     SIX MONTHS ENDED
                                                        NOVEMBER 1, 1996    YEAR ENDED    NOVEMBER 30, 1998
                                                       TO MAY 31, 1997(7)  MAY 31, 1998      (UNAUDITED)
                                                       ------------------  ------------   -----------------
CLASS B
Per Share Operating Performance
   Net Asset Value, Beginning of Period ...................     $9.08          $8.93             $9.25
                                                             --------       --------          --------
   Net Investment Income ..................................      0.33(5)        0.55(5)           0.26(5)
   Net Realized and Unrealized Gain (Loss) on
     Investments, Options and Financial Futures Contracts .     (0.15)          0.32              0.21
                                                             --------       --------          --------
     Total from Investment Operations .....................      0.18           0.87              0.47
                                                             --------       --------          --------
   Less Distributions:
   Dividends from Net Investment Income ...................     (0.33)         (0.55)            (0.26)
   Distributions from Net Realized Gain on Investments
     Sold and Financial Futures Contracts .................        --             --                --
                                                             --------       --------          --------
     Total Distributions ..................................     (0.33)         (0.55)            (0.26)
                                                             --------       --------          --------
   Net Asset Value, End of Period .........................     $8.93          $9.25             $9.46
                                                             ========       ========          ========
   Total Investment Return at Net Asset Value (2,3) .......      2.02%(4)      10.01%             5.15%(4)
   Total Adjusted Investment Return at Net Asset Value (3)         --             --                --

Ratios and Supplemental Data
   Net Assets, End of Period (000s omitted) ...............  $153,390       $117,830          $148,523
   Ratio of Expenses to Average Net Assets (2) ............      1.86%(6)       1.85%             1.83%(6)
   Ratio of Net Investment Income to Average Net Assets (2)      6.32%(6)       6.05%             5.49%(6)
   Portfolio Turnover Rate ................................       129%           106%              107%

(1) On December 22, 1994, John Hancock Advisers, Inc. became the investment adviser of the Fund.
(2) Excluding interest expense, which equalled 0.01% and 0.04% for Class A for the years ended October 31, 1994 and 1995, respectively, and 0.01%, 0.01% and 0.02% for Class B for the years ended October 31, 1993, 1994 and 1995, respectively.
(3) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.
(4) Not annualized.
(5) Based on the average of the shares outstanding at the end of each month.
(6) Annualized.
(7) Effective May 31, 1997, the fiscal year end changed from October 31 to May
    31.
(8) Portfolio turnover excludes merger activity.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                  John Hancock Funds - Government Income Fund

Schedule of Investments
November 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by Government Income Fund on November 30, 1998. It's divided into four main categories: U.S. government and agencies securities, foreign government bonds, multi-family mortgage-backed bonds and short-term investments. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                                            PAR VALUE
                                                  INTEREST     MATURITY       (000s       MARKET
ISSUER, DESCRIPTION                                 RATE         DATE        OMITTED)      VALUE
-------------------                                 ----         ----        --------      -----
U.S. GOVERNMENT AND AGENCIES SECURITIES
Government - U.S. (33.66%)
  United States Treasury,
    Bond ...............................           15.750%     11-15-01       $14,340   $18,700,220
    Bond ...............................           11.875      11-15-03         5,000     6,550,800
    Bond ...............................           10.750      08-15-05        12,600    16,858,422
    Bond ...............................           12.750      11-15-10        14,000    20,400,660
    Bond ...............................           12.000      08-15-13        26,200    40,090,192
    Bond ...............................            8.125      08-15-19        37,200    50,045,532
    Bond ...............................            5.250      11-15-28         4,700     4,830,707
    Note ...............................            8.500      02-15-00         4,500     4,699,665
    Note ...............................            5.625      05-15-08         5,000     5,318,750
                                                                                       ------------
                                                                                        167,494,948
                                                                                       ------------
Government - U.S. Agencies (59.00%)
  Federal Home Loan Mortgage Corp.,
    CMO REMIC 1094-K ...................            7.000      06-15-21         1,928     1,972,494
    CMO REMIC 1608-L ...................            6.500      09-15-23         7,000     7,155,260
    CMO REMIC 1634-PN ..................            4.500      12-15-23        10,575     9,110,997
    CMO REMIC 1667-PE ..................            6.000      03-15-08        11,750    11,849,052
    Deb ................................            8.190      10-06-04        10,500    10,724,805
  Federal Judiciary Office Building,
    Bond ...............................             Zero      02-15-01           250       224,063
  Federal National Mortgage Assn.,
    10 Yr Pass Thru Ctf Ser SM-2004-K ..            8.400      10-25-04        11,600    11,895,452
    15 Yr Pass Thru Ctf + ..............            6.000      03-01-12         6,600     6,608,250
    30 Yr Pass Thru Ctf ................            8.500      09-01-24 to      7,358     7,700,126
                                                               10-01-24
    30 Yr Pass Thru Ctf ................            6.500      07-01-28        19,593    19,721,554
    CMO REMIC 1990-51-H ................            7.500      05-25-20           155       161,330
    CMO REMIC 1990-58-J ................            7.000      05-25-20         3,700     3,814,441
    CMO REMIC 1990-94-D ................            6.500      08-25-20         1,078     1,088,764
    CMO REMIC 1991-56-M ................            6.750      06-25-21         3,426     3,476,654
    Medium Term Note ...................           11.875      05-19-00         6,800     7,444,912
    Note ...............................            9.550      03-10-99         7,450     7,532,621
  Financing Corp.,
    Bond ...............................           10.700      10-06-17         2,000     3,164,060
    Bond ...............................            9.400      02-08-18         4,000     5,744,360
    Bond ...............................            9.650      11-02-18         1,600     2,360,992

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                  John Hancock Funds - Government Income Fund

                                                                                             PAR VALUE
                                                                 INTEREST       MATURITY       (000s        MARKET
ISSUER, DESCRIPTION                                                RATE           DATE        OMITTED)       VALUE
-------------------                                                ----           ----        --------       -----
Government - U.S. Agencies (continued)
  Government National Mortgage Assn.,
    30 Yr Adjustable Rate Mortgage .....................            6.500%#     03-20-23        $8,046     $8,141,255
    30 Yr Pass Thru Ctf + ..............................            6.000       10-01-28        50,000     49,531,000
    30 Yr Pass Thru Ctf ................................            6.000       11-15-28        19,800     19,620,612
    30 Yr Pass Thru Ctf ................................            6.500       05-15-28 to     23,686     23,929,713
                                                                                07-15-28
    30 Yr Pass Thru Ctf ................................            7.000       01-15-28 to     18,959     19,409,287
                                                                                05-15-28
    30 Yr Pass Thru Ctf ................................            7.500       06-15-23 to     14,163     14,628,697
                                                                                05-15-24
    30 Yr Pass Thru Ctf ................................            8.000       09-15-23         4,378      4,565,688
    30 Yr Pass Thru Ctf ................................           11.000       01-15-14 to      5,257      5,831,877
                                                                                12-15-15
  Small Business Administration,
    Pass Thru Ctf Ser 97-E .............................            7.300       05-01-17         3,747      3,978,004
  Tennessee Valley Authority,
    Note Ser D .........................................            8.250       04-15-42        17,519     22,189,390
                                                                                                         ------------
                                                                                                          293,575,710
                                                                                                         ------------
                                           TOTAL U.S. GOVERNMENT AND AGENCIES SECURITIES
                                                                     (Cost $448,345,739)       (92.66%)   461,070,658
                                                                                               -------   ------------

FOREIGN GOVERNMENT BONDS
U.S. Dollar-Denominated Foreign Government Bonds (4.78%)
  Argentina, Republic of,
    Global Bond Ser XW + ...............................           11.000       12-04-05         3,000      3,135,000
  Hydro-Quebec,
    Deb Ser HK .........................................            9.375       04-15-30         5,440      7,331,869
    Gtd Bond ...........................................            9.400       02-01-21        10,000     13,299,500
                                                                                                         ------------
                                                          TOTAL FOREIGN GOVERNMENT BONDS
                                                                      (Cost $22,014,018)        (4.78%)    23,766,369
                                                                                               -------   ------------
MULTI-FAMILY MORTGAGE-BACKED BONDS (1.84%)
  DLJ Mortgage Acceptance Corp.,
    CMO REMIC 1993-M10-A2 ..............................            7.200       07-15-03         4,274      4,428,782
    CMO REMIC 1993-MF7-A1 ..............................            7.400       06-18-03         4,534      4,743,953
                                                                                                         ------------
                                                TOTAL MULTI-FAMILY MORTGAGE-BACKED BONDS
                                                                       (Cost $9,014,383)        (1.84%)     9,172,735
                                                                                               -------   ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                  John Hancock Funds - Government Income Fund

                                                                                    PAR VALUE
                                                                       INTEREST       (000s       MARKET
ISSUER, DESCRIPTION                                                      RATE        OMITTED)      VALUE
-------------------                                                      ----        --------      -----
SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (11.54%)
  Investment in a joint repurchase agreement
    transaction with Toronto Dominion Securities USA, Inc. -
    Dated 11-30-98, due 12-01-98 (Secured by
    U.S. Treasury Bills, 4.49% thru 4.54%, due 10-14-99
    thru 11-12-99, U.S. Treasury Bonds, 8.125% thru
    12.00% due 08-15-13 thru 08-15-19, and U.S. Treasury
    Notes, 5.25% thru 8.75%, due 07-31-99 thru 05-15-08) - Note A ....    5.370%    $57,436     $57,436,000
                                                                                               ------------
                                                    TOTAL SHORT-TERM INVESTMENTS    (11.54%)     57,436,000
                                                                                   --------    ------------
                                                               TOTAL INVESTMENTS   (110.82%)    551,445,762
                                                                                   --------    ------------
                                               OTHER ASSETS AND LIABILITIES, NET    (10.82%)    (53,820,464)
                                                                                   --------    ------------
                                                                TOTAL NET ASSETS   (100.00%)   $497,625,298
                                                                                   ========    ============

+ These securities having an aggregate value of $59,274,250, or 11.91% of the Fund's net assets, have been purchased on a when-issued basis. The purchase price and the interest rate of such securities are fixed at trade date, although the Fund does not earn any interest on such securities until settlement date. The Fund has instructed its Custodian Bank to segregate assets with a current value at least equal to the amount of its when-issued commitments. Accordingly, the market value of $62,593,024 of U.S. Treasury Bonds, 8.125% thru 12.00%, due 11-15-03 thru 08-15-19, has been segregated to cover the when-issued commitments.

#   Represents rate in effect on November 30, 1998.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==========================NOTES TO FINANCIAL STATEMENTS=========================

                  John Hancock Funds - Government Income Fund

(UNAUDITED)
NOTE A -
ACCOUNTING POLICIES

John Hancock Bond Trust (the "Trust") is a diversified open-end management investment company, registered under the Investment Company Act of 1940, as amended. The Trust consists of three series: John Hancock Government Income Fund (the "Fund"), John Hancock High Yield Bond Fund and John Hancock Intermediate Maturity Government Fund. The other two series of the Trust are reported in separate financial statements. The investment objective of the Fund is to earn a high level of current income consistent with preservation of capital by investing primarily in securities that are issued or guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities ("U.S. government securities").

   The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A and Class B shares. Effective December 8, 1998, the Board of Trustees has authorized the issuance of Class C shares in 1999. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class which bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan.

   Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, Inc., may participate in joint repurchase agreement transactions. Aggregate cash balances are invested in one or more repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis for both financial reporting and federal income tax purposes.

FEDERAL INCOME TAXES The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $18,749,417 of capital loss carryforwards available, to the extent provided by regulations, to offset future net realized capital gains. To the extent such carryforwards are used by the Fund, no capital gains distribution will be made. The carryforwards expire as follows: May 31, 2002 -- $13,280,667, May 31, 2004 -- $1,419,401, May 31,
2005 -- $1,964,217 and May 31, 2006 -- $2,085,132. Expired capital loss carryforwards are reclassified to capital paid-in in the year of expiration.

DIVIDENDS, INTEREST AND DISTRIBUTIONS Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

   The Fund records all distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Dividends paid by the Fund, if any, with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class.

USE OF ESTIMATES The preparation of these financial statements in accordance with generally accepted accounting principles incorporates

==========================NOTES TO FINANCIAL STATEMENTS=========================

                  John Hancock Funds - Government Income Fund

estimates made by management in determining the reported amounts of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

DISCOUNT ON SECURITIES The Fund accretes discount from par value on securities from either the date of issue or the date of purchase over the life of the security, as required by the Internal Revenue Code.

CLASS ALLOCATIONS Income, common expenses and realized and unrealized gains (losses) are determined at the Fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution and service fees, if any, are calculated daily at the class level based on the appropriated net assets of each class and the specific expense rate(s) applicable to each class.

EXPENSES The majority of the expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

BANK BORROWINGS The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. These agreements enable the Fund to participate with other funds managed by the Adviser in unsecured lines of credit with banks which permit borrowings up to $800 million, collectively. Interest is charged to each fund, based on its borrowing, at a rate equal to 0.50% over the Fed Funds Rate. In addition, a commitment fee, at rates ranging from 0.070% to 0.075% per annum based on the average daily unused portion of the line of credit, is allocated among the participating funds. The Fund had no borrowing activity for the period ended November 30, 1998.

FINANCIAL FUTURES CONTRACTS The Fund may buy and sell financial futures contracts to hedge against the effects of fluctuations in interest rates and other market conditions. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund instruments. At the time the Fund enters into a financial futures contract, it is required to deposit with its custodian a specified amount of cash or U.S. government securities, known as "initial margin," equal to a certain percentage of the value of the financial futures contract being traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodities exchange on which it trades. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," are recorded by the Fund as unrealized gains or losses.

   When the contracts are closed, the Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility that there may be an illiquid market and/or that a change in the value of the contracts may not correlate with changes in the value of the underlying securities. In addition, the Fund could be prevented from opening or realizing the benefits of closing out futures positions because of position limits or limits on daily price fluctuation imposed by an exchange.

   For federal income tax purposes, the amount, character and timing of the Fund's gains and/or losses can be affected as a result of futures contracts.

   At November 30, 1998, open positions in financial futures contracts were as follows:

                                                               UNREALIZED
                                                              APPRECIATION/
EXPIRATION        OPEN CONTRACTS               POSITION      (DEPRECIATION)
----------        --------------               --------      --------------
MAR 99            400 TREASURY NOTE              SHORT          ($215,300)
MAR 99            210 TREASURY NOTE               LONG            407,045
                                                                ---------
                                                                 $191,745
                                                                =========

   At November 30, 1998, the Fund has deposited in a segregated account $540,000 par value of U.S. Treasury Note, 15.750%, 11-15-01, and $126,000 par value of U.S. Treasury Bond, 12.750%, 11-15-10, to cover margin requirements on open financial futures contracts.

OPTIONS Listed options will be valued at the last quoted sales price on the exchange on which they are primarily traded. Over-the-counter options are valued at the mean between the last bid and asked prices. Upon the writing of a call or put option, an amount equal to the

==========================NOTES TO FINANCIAL STATEMENTS=========================

                  John Hancock Funds - Government Income Fund

premium received by the Fund will be included in the Statement of Assets and Liabilities as an asset and corresponding liability. The amount of the liability will be subsequently marked to market to reflect the current market value of the written option.

   The Fund may use option contracts to manage its exposure to the bond market. Writing puts and buying calls will tend to increase the Fund's exposure to the underlying instrument and buying puts and writing calls will tend to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments.

   The maximum exposure to loss for any purchased options will be limited to the premium initially paid for the option. In all other cases, the face (or "notional") amount of each contract at value will reflect the maximum exposure of the Fund in these contracts, but the actual exposure will be limited to the change in value of the contract over the period the contract remains open.

   Risks may also arise if counterparties do not perform under the contract's terms ("credit risk"), or if the Fund is unable to offset a contract with a counterparty on a timely basis ("liquidity risk"). Exchange-traded options have minimal credit risk as the exchanges act as counterparties to each transaction, and only present liquidity risk in highly unusual market conditions. To minimize credit and liquidity risks in over-the-counter option contracts, the Fund will continuously monitor the creditworthiness of all its counterparties.

   At any particular time, except for purchased options, market or credit risk may involve amounts in excess of those reflected in the Fund's period-end Statement of Assets and Liabilities.

   There were no written option transactions for the period ended November 30, 1998.

NOTE B -
MANAGEMENT FEE, ADMINISTRATIVE SERVICES AND
TRANSACTIONS WITH AFFILIATES AND OTHERS

Under the present investment management contract, the Fund pays a monthly management fee to the Adviser for a continuous investment program equivalent, on an annual basis, to the sum of (a) 0.65% of the first $200,000,000 of the Fund's average daily net asset value, (b) 0.625% of the next $300,000,000 and (c) 0.60% of the Fund's average daily net asset value in excess of $500,000,000.

   The Fund has a distribution agreement with John Hancock Funds, Inc. ("JH Funds"), a wholly owned subsidiary of the Adviser. For the period ended November 30, 1998, net sales charges received with regard to sales of Class A shares amounted to $82,132. Out of this amount, $1,941 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $57,414 was paid as sales commissions to unrelated broker-dealers and $22,777 was paid as sales commissions to sales personnel of Signator Investors, Inc. ("Signator Investors"), a related broker-dealer, formerly known as John Hancock Distributors, Inc. The Adviser's indirect parent, John Hancock Mutual Life Insurance Company ("JHMLICo"), is the indirect sole shareholder of Signator Investors.

   Class B shares which are redeemed within six years of purchase will be subject to a contingent deferred sales charge ("CDSC") at declining rates beginning at 5.0% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to JH Funds and are used in whole or in part to defray its expenses related to providing distribution related services to the Fund in connection with the sale of Class B shares. For the period ended November 30, 1998, contingent deferred sales charges paid to JH Funds amounted to $160,559.

   In addition, to reimburse JH Funds for the services it provides as distributor of shares of the Fund, the Fund has adopted a Distribution Plan with respect to Class A and Class B pursuant to Rule 12b-1 under the Investment Company Act of 1940. Accordingly, the Fund will make payments to JH Funds for distribution and service expenses, at an annual rate not to exceed 0.25% of Class A average daily net assets and 1.00% of Class B average daily net assets to reimburse JH Funds for its distribution and service costs. Up to a maximum of 0.25% of such payments may be service fees as defined by the amended Rules of Fair Practice of the National Association of Securities Dealers. Under the amended Rules of Fair Practice, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

==========================NOTES TO FINANCIAL STATEMENTS=========================

                  John Hancock Funds - Government Income Fund

   The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. ("Signature Services"), an indirect subsidiary of JHMLICo. The Fund pays transfer agent fees based on the number of shareholder accounts and certain out-of-pocket expenses.

   The Fund has an agreement with the Adviser to perform necessary tax and financial management services for the Fund. The compensation for the period was at an annual rate of less than 0.02% of the average net assets of each Fund.

   Mr. Edward J. Boudreau, Jr., Ms. Anne C. Hodsdon and Mr. Richard S. Scipione are directors and/or officers of the Adviser and/or its affiliates as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer, for tax purposes, their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. At November 30, 1998, the Fund's investments to cover the deferred compensation liability had unrealized appreciation of $7,588.

NOTE C -
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other than short-term obligations, during the period ended November 30, 1998, aggregated $534,636,916 and $498,047,765, respectively.

   The cost of investments (including the joint repurchase agreement) owned at November 30, 1998 for federal income tax purposes was $537,116,234. Gross unrealized appreciation and depreciation of investments aggregated $21,076,190 and $6,746,662, respectively, resulting in net unrealized appreciation of $14,329,528.

NOTE D -
REORGANIZATION

On November 11, 1998, the shareholders of John Hancock Sovereign U.S. Government Income Fund ("Sovereign U.S. Government Income Fund") approved a proposed merger between the Fund and the Sovereign U.S. Government Income Fund. The merger provided for a transfer of substantially all the assets and liabilities of Sovereign U.S. Government Income Fund to the Fund on December 4, 1998. After the transaction and as of the close of business on December 4, 1998, the Sovereign U.S. Government Income Fund was terminated.

======================================NOTES=====================================

                  John Hancock Funds - Government Income Fund

================================================================================

                                                              ----------------
[LOGO] JOHN HANCOCK FUNDS                                         Bulk Rate
       A Global Investment Management Firm                      U.S. Postage
                                                                    PAID
101 HUNTINGTON AVENUE, BOSTON, MA 02199-7603                    Randolph, MA
1-800-225-5291  1-800-554-6713 (TDD)                            Permit No. 75
INTERNET: www.jhancock.com/funds                              ----------------


--------------------------------------------------------------------------------

   This report is for the information of shareholders of the John Hancock Government Income Fund. It may be used as sales literature when preceded or accompanied by the current prospectus, which details charges, investment objectives and operating policies.

[Recycle Logo] Printed on Recycled Paper                            560SA  11/98
                                                                            1/99

                               SEMIANNUAL REPORT
--------------------------------------------------------------------------------


                               [GRAPHIC OMITTED]


                                   High Yield
                                   Bond Fund

                               NOVEMBER 30, 1998

                           [LOGO] JOHN HANCOCK FUNDS
                                  A Global Investment Management Firm

                    ----------------------------------------

                                    TRUSTEES
                            EDWARD J. BOUDREAU, JR.
                                JAMES F. CARLIN
                             WILLIAM H. CUNNINGHAM*
                                RONALD R. DION*
                              HAROLD R. HISER, JR.
                                ANNE C. HODSDON
                               CHARLES L. LADNER
                              LEO E. LINBECK, JR.
                             STEVEN R. PRUCHANSKY*
                              RICHARD S. SCIPIONE
                     LT. GEN. NORMAN H. SMITH, USMC (RET.)
                                 JOHN P. TOOLAN
                        *Members of the Audit Committee

                                    OFFICERS
                            EDWARD J. BOUDREAU, JR.
                      Chairman and Chief Executive Officer
                                ANNE C. HODSDON
                       President, Chief Operating Officer
                          and Chief Investment Officer
                                 OSBERT M. HOOD
                           Senior Vice President and
                            Chief Financial Officer
                                SUSAN S. NEWTON
                          Vice President and Secretary
                               JAMES J. STOKOWSKI
                          Vice President and Treasurer
                               THOMAS H. CONNORS
                     Vice President and Compliance Officer

                                   CUSTODIAN
                         INVESTORS BANK & TRUST COMPANY
                              200 CLARENDON STREET
                          BOSTON, MASSACHUSETTS 02116

                                 TRANSFER AGENT
                     JOHN HANCOCK SIGNATURE SERVICES, INC.
                         1 JOHN HANCOCK WAY, SUITE 1000
                        BOSTON, MASSACHUSETTS 02217-1000

                               INVESTMENT ADVISER
                          JOHN HANCOCK ADVISERS, INC.
                             101 HUNTINGTON AVENUE
                        BOSTON, MASSACHUSETTS 02199-7603

                             PRINCIPAL DISTRIBUTOR
                            JOHN HANCOCK FUNDS, INC.
                             101 HUNTINGTON AVENUE
                        BOSTON, MASSACHUSETTS 02199-7603

                                 LEGAL COUNSEL
                               HALE AND DORR LLP
                                60 STATE STREET
                        BOSTON, MASSACHUSETTS 02109-1803

                    ----------------------------------------

===============================CHAIRMAN'S MESSAGE===============================

DEAR FELLOW SHAREHOLDERS:

An often-used analogy for stock market performance over the short term is a roller coaster. That is because, while long-term history suggests the market's general direction is up, its swings over the short term can be dramatic and, at times, violent. In 1998, the market gave us several stark examples of this phenomenon. From the new highs set in mid-July, the major indices plunged by 19% through the end of August. It was the worst such fall since 1990. Seeking safety in a world of global economic uncertainties, investors everywhere converged on U.S. Treasury bonds and pushed their yields to historic lows.

   Then in early October, the stock market began a remarkable rebound that was sparked by the Federal Reserve's moves to lower interest rates. The Dow Jones Industrial Average reached a new high and ended November actually up by 17% year-to-date.

--------------------------------------------------------------------------------
[A 1" x 1 1/4" photo of Edward J. Boudreau, Jr., Chairman and Chief Executive Officer, flush right next to second paragraph.]
--------------------------------------------------------------------------------

   Investors have been understandably shaken by these dramatic twists and turns, but we are pleased to report that most individual investors did not panic, and we hope that means they've taken our words to heart. Over the long term, markets do not move up or down in a straight line. That's why after watching the market charge ahead almost uninterrupted for so many years, we have been striking a more cautionary stance in this space over the last several months.

   Analysts are still pondering the implications of global turmoil and the potential for slower U.S. economic and corporate earnings growth. While we don't make a practice of opining on what the market will do next, we continue to believe it would be wise for investors to set more realistic expectations. Over the long term, the market's historical results have been more in the 10% per year range, which is still a solid result, considering it has been produced despite wars, depressions and other social upheavals along the way.

   There is no doubt, however, that the market's heightened volatility and recent dramatic moves have been cause for concern. In these uncertain times, it becomes even harder to remember to "stay the course" and stick to your long-term investment plan. But this remains the essential tenet of successful investing. Now could also be a good time to review your asset allocation with your investment professional, keeping in mind that the divergence in performance of stocks and high-quality bonds earlier this year is a perfect example of why all your eggs shouldn't be in one basket.

Sincerely,


/s/ Edward J. Boudreau, Jr.

EDWARD J. BOUDREAU, JR., CHAIRMAN AND CHIEF EXECUTIVE OFFICER

================================================================================

        BY ARTHUR N. CALAVRITINOS, CFA, FREDERICK L. CAVANAUGH, JR. AND
                     JANET L. CLAY, CFA, PORTFOLIO MANAGERS

                                  John Hancock
                              High Yield Bond Fund

                High-yield bonds hit by global economic turmoil

High-yield bonds suffered steep losses during the last six months in response to growing global financial turmoil. The latest spark was the currency and economic collapse in Russia that ignited in August. In a global flight from financial risk, investors headed for the exits of all but the highest-quality securities, causing safe-haven U.S. Treasury bonds to surge. Adding fuel to the fire, many large institutional investors, including some prominent hedge funds who had bought Russian and other emerging-market debt with borrowed dollars, were forced to sell securities to meet lenders' demands for more collateral. Stocks and bonds of all stripes -- except Treasuries -- felt the effect of August and September's market meltdown to varying degrees: the better the quality, the less the impact. Given their lower credit ratings and greater risk level, high-yield bonds suffered more than investment-grade issues. With Asia's troubles prompting fears of economic slowdowns and lower corporate profit growth worldwide, cyclical companies, those whose earnings are more affected by changes in the economy -- like paper, steel and energy concerns -- were hit particularly hard. Bonds issued by emerging-market countries fared by far the worst.

   In October, however, the U.S. stock market began a dramatic comeback, regaining all its lost ground and reaching new highs after three rate

"Bonds issued by emerging-market countries fared by far the worst."


--------------------------------------------------------------------------------
[A 3 1/2" x 2 1/2" photo of fund management team members under second column. (l-r): "Arthur Calavritinos, Fred Cavanaugh, Lee Crockett, Carolee Bongiovi and Janet Clay."]
--------------------------------------------------------------------------------

================================================================================

                   John Hancock Funds - High Yield Bond Fund

"Our investments in emerging-market debt and industrial cyclical companies... held us back..."

--------------------------------------------------------------------------------
[Pie Chart at the top left hand column with the heading "Portfolio Diversification". The chart is divided into six sections (from top to left):
Preferred Stock 6%, Emerging-Market Foreign Bonds 7%, Common Stock 9%, Other Foreign Bonds 9%, Short-Term Investments & Other 10 and U.S. Corporate Bonds 59%. A note below the chart reads "As a percentage of net assets on November 30, 1998."]
--------------------------------------------------------------------------------

cuts by the Federal Reserve Board calmed markets worldwide and eased the credit crunch. High-yield bonds, which often perform more like stocks than bonds, also rebounded as liquidity started to come back to the market.

Performance review

The last six months presented a stark example of why high-yield bond investing is at the aggressive end of the fixed-income spectrum and carries a higher level of risk than other parts of the bond market. While it was a difficult period for all high-yield bond funds, it was particularly so for John Hancock High Yield Bond Fund, which lagged its peers -- a reversal of the last two years' strong outperformance. For the six months ended November 30, 1998, the Fund's Class A, Class B and Class C shares posted total returns of -15.85%, -16.19% and -16.20%, respectively, at net asset value. That compared to the -4.36% return of the average high current yield fund, according to Lipper Analytical Services, Inc.(1) Keep in mind that your net asset value return will be different from the Fund's performance if you were not invested in the Fund for the entire period and did not reinvest all distributions. Longer-term performance information can be found on pages six and seven.

   Our investments in emerging-market debt and industrial cyclical companies -- both their stocks and bonds -- held us back, as did our focus on lower-quality high-yield bonds rated B and CCC+. Owning lower-quality debt and stocks (to a limited degree, as allowed by our prospectus) has served us well in the past, but these more aggressive strategies caused our relative performance to lag in this more uncertain environment. In addition, a handful of our holdings suffered after reporting disappointing earnings results, including one of our top holdings, Northwest Airlines, which was hurt by the effects of the airline pilots' strike.

Cyclicals stay; telecommunications grows

We made several defensive moves in response to the turmoil. We opportunistically pared some of our lesser-quality emerging-market issues, cutting our stake from a high of 13% early in the period to the current 7% of net assets. The Fund's cash position also rose to a higher- than-average level. Otherwise, we held on to our core holdings and kept a long-term perspective, maintaining our buy-and-hold management approach. Using in-depth fundamental research and searching the broad high-yield bond universe, we choose companies selling at attractive prices whose long-term prospects we believe are good and improving and worth the risk premium we pay to own them.

   Such has been the case with our paper and steel holdings, where mergers and acquisitions

--------------------------------------------------------------------------------
[Table at bottom of left hand column entitled "Scorecard". The header for the left column is "Investment" and the header for the right column is "Recent Performance...and What's Behind the Numbers". The first listing is Takefuji followed by an up arrow with the phrase "Japanese lender has strong earnings growth." The second listing is Northwest Airlines followed by a down arrow with the phrase "Hit by major pilots' strike." The third listing is NSM Steel followed by a down arrow with the phrase "Operational problems and weak demand from Asia." A note below the table reads "See `Schedule of Investments.' Investment holdings are subject to change."]
--------------------------------------------------------------------------------

================================================================================

                   John Hancock Funds - High Yield Bond Fund

--------------------------------------------------------------------------------
[Bar chart at top of left hand column with the heading "Fund Performance". Under the heading is a note that reads "For the six months ended November 30, 1998". The chart is scaled in increments of 5% with -20% at the bottom and 0% at the top. The first bar represents the -15.85% total return for John Hancock High Yield Bond Fund Class A. The second bar represents the -16.19% total return for John Hancock High Yield Bond Fund Class B. The third bar represents -16.20% total return for John Hancock High Yield Bond Fund Class C and the fourth bar represents the total return for Average high current yield fund. A note below the chart reads "Total returns for John Hancock High Yield Bond Fund are at net asset value with all distributions reinvested. The average high current yield fund is tracked by Lipper Analytical Services, Inc. See the following two pages for historical performance information.
--------------------------------------------------------------------------------

are changing the face of these industries. While these names hurt us recently, we believe their fundamentals and future prospects remain solid, given the catalyst of consolidation. One example is long-standing Fund holding Stone Container, which performed well during the period following its merger with Jefferson Smurfit. As for steel, after a sharp drop in commodities prices, we added to our stake in Weirton Steel because we believe the market overreacted to the news. Despite the current steel glut, demand remains. We also believe that Weirton's business prospects are not as susceptible as other steel companies' to the vagaries of commodities prices because it is the U.S. leader in producing tin plate, which is used by the food industry, a less cyclical group.

   Over the last six months, we also upped our stake in telecommunications companies, our largest industry sector at 14% of the Fund. We added companies that deal with transmitting data or supporting data transmission, as the Internet has reflected a proven, growing market for the service. We have also invested in Europe, where telecommunications is a high-growth area and where many very high-quality companies fall within the high-yield bond category.

Outlook

We're guardedly optimistic about the prospects for high-yield bonds in 1999. After a sell-off that has brought prices down to levels not seen in almost 10 years, high-yield bonds represent a compelling buying opportunity. Investors clamoring for yield in a falling interest-rate environment had already begun to recognize this as the period ended, but we believe there's more room to advance. The Fed's calming moves should also keep the economy growing, albeit at a slower rate, and we may even see some signs of growth in Asia in 1999. That's not to say that we won't see more high-yield companies missing their earnings targets. Investors should also use the last six months as a reminder that the high-yield bond sector remains volatile and that investing in it requires a higher level of risk tolerance and a recognition that there could be sharp fluctuations along the way. As always, we will continue to look for companies we can buy at attractive prices and hold on to in pursuit of both high current income and price appreciation.

"We're guardedly optimistic about the prospects for high-yield bonds in 1999."

--------------------------------------------------------------------------------
This commentary reflects the views of the portfolio managers through the end of the Fund's period discussed in this report. Of course, the managers' views are subject to change as market and other conditions warrant.

International investing involves special risks such as political, economic and currency risks and differences in accounting standards and financial reporting.

(1) Figures from Lipper Analytical Services, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.

================================================================================

                   John Hancock Funds - High Yield Bond Fund

--------------------------------------------------------------------------------
                             A LOOK AT PERFORMANCE
--------------------------------------------------------------------------------

The tables on the right show the cumulative total returns and the average annual total returns for the John Hancock High Yield Bond Fund. Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested.

For Class A shares, total return figures include a maximum applicable sales charge of 4.5%. Prior to May 15, 1995, the maximum applicable sales charge for Class A shares was 4.75%. Class B performance reflects a maximum contingent deferred sales charge (maximum 5% and declining to 0% over six years). Class C performance includes a contingent deferred sales charge of 1% declining to 0% after one year.

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them. Please read your prospectus carefully before you invest or send money.

--------------------------------------------------------------------------------
CLASS A
--------------------------------------------------------------------------------

For the period ended September 30, 1998

                                                           SINCE
                                      ONE        FIVE    INCEPTION
                                     YEAR       YEARS    (6/30/93)
                                     ----       -----    ---------
Cumulative Total Returns           (16.94%)     28.86%     32.19%
Average Annual Total Returns       (16.94%)      5.20%      5.45%

--------------------------------------------------------------------------------
CLASS B
--------------------------------------------------------------------------------

For the period ended September 30, 1998

                                      ONE        FIVE       TEN
                                     YEAR       YEARS      YEARS
                                     ----       -----      -----
Cumulative Total Returns           (17.60%)     28.29%    105.19%
Average Annual Total Returns       (17.60%)      5.11%      7.45%

--------------------------------------------------------------------------------
CLASS C
--------------------------------------------------------------------------------

For the period ended September 30, 1998

                                                           SINCE
                                                         INCEPTION
                                                          (5/1/98)
                                                          --------
Cumulative Total Returns                                  (21.08%)
Average Annual Total Returns                              (21.08%)(1)

--------------------------------------------------------------------------------
YIELDS
--------------------------------------------------------------------------------

As of November 30, 1998

                                                         SEC 30-DAY
                                                           YIELD
                                                           -----
John Hancock High Yield Bond Fund: Class A                 11.77%
John Hancock High Yield Bond Fund: Class B                 11.58%
John Hancock High Yield Bond Fund: Class C                 11.51%

Notes to Performance

(1) Not annualized.

================================================================================

                   John Hancock Funds - High Yield Bond Fund

--------------------------------------------------------------------------------
                    WHAT HAPPENED TO A $10,000 INVESTMENT...
--------------------------------------------------------------------------------

The charts on the right show how much a $10,000 investment in the John Hancock High Yield Bond Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in the Lehman Brothers High Yield Bond Index -- an unmanaged index of fixed-income securities that are similar, but not identical, to the bonds in the Fund's portfolio.

Assuming all distributions were invested for the period indicated, a $10,000 investment in the Fund's Class C shares at inception on May 1, 1998, would be worth $8,245 without sales charge and $8,162 with maximum sales charge as of November 30, 1998. For comparison, the same $10,000 investment in the Lehman Brothers High Yield Bond Index would be worth $9,572. Past performance is not indicative of future results.

--------------------------------------------------------------------------------
Line chart with the heading John Hancock High Yield Bond Fund Class A, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines. The first line represents the Lehman Brothers High Yield Bond Index and is equal to $15,496 as of November 30, 1998. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock High Yield Bond Fund, before sales charge, on June 30, 1993, and is equal to $14,334 as of November 30, 1998. The third line represents the same hypothetical investment made in the John Hancock High Yield Bond Fund, after sales charge, and is equal to $13,689 as of November 30, 1998.


Line chart with the heading John Hancock High Yield Bond Fund Class B*, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are two lines. The first line represents the Lehman Brothers High Yield Bond Index and is equal to $26,413 as of November 30, 1998. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock High Yield Bond Fund on May 31, 1998, before sales charge, and is equal to $21,887 as of November 30, 1998.

*No contingent deferred sales charge applicable.

--------------------------------------------------------------------------------

==============================FINANCIAL STATEMENTS==============================

                   John Hancock Funds - High Yield Bond Fund

The Statement of Assets and Liabilities is the Fund's balance sheet and shows the value of what the Fund owns, is due and owes on November 30, 1998. You'll also find the net asset value and the maximum offering price per share as of that date.

Statement of Assets and Liabilities
November 30, 1998 (Unaudited)
--------------------------------------------------------------------------------
Assets:
  Investments at value - Note C:
    Bonds (cost - $1,020,332,346) .............................    $850,392,986
    Common and preferred stocks and warrants
      (cost - $172,976,287) ...................................     155,132,489
    Joint repurchase agreement (cost - $23,168,000) ...........      23,168,000
    Corporate savings account .................................             522
                                                                 --------------
                                                                  1,028,693,997
  Foreign currency, at value (cost - $290,981 ) ...............         242,671
  Receivable for investments sold .............................         869,125
  Receivable for shares sold ..................................       7,883,997
  Interest receivable .........................................      26,347,984
  Dividends receivable ........................................          20,698
  Receivable for forward foreign currency exchange
    contracts sold - Note A ...................................         151,451
  Other assets ................................................          52,475
                                                                 --------------
                          Total Assets ........................   1,064,262,398
                          -----------------------------------------------------
Liabilities:
  Payable for investments purchased ...........................       9,342,394
  Payable for shares repurchased ..............................         560,848
  Dividend payable ............................................         315,227
  Payable to John Hancock Advisers, Inc.
    and affiliates - Note B ...................................         599,868
  Accounts payable and accrued expenses .......................           7,561
                                                                 --------------
                          Total Liabilities ...................      10,825,898
                          -----------------------------------------------------
Net Assets:
  Capital paid-in .............................................   1,249,622,098
  Accumulated net realized loss on investments, financial
    futures contracts and foreign currency transactions .......      (9,062,604)
  Net unrealized depreciation of investments, financial
    futures contracts and foreign currency transactions .......    (187,653,519)
  Undistributed net investment income .........................         530,525
                                                                 --------------
                          Net Assets ..........................  $1,053,436,500
                          =====================================================
Net Asset Value Per Share:
  (Based on net asset values and shares of beneficial
    interest outstanding - unlimited number of shares
    authorized with no par value)
  Class A - $267,167,307/40,658,351 ...........................           $6.57
  =============================================================================
  Class B - $767,247,496/116,762,107 ..........................           $6.57
  =============================================================================
  Class C - $19,021,697/2,894,781 .............................           $6.57
  =============================================================================
Maximum Offering Price Per Share*
  Class A - ($6.57 x 104.71%) .................................           $6.88
  =============================================================================

* On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales the offering price is reduced.

The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Statement of Operations
Six months ended November 30, 1998 (Unaudited)
--------------------------------------------------------------------------------
Investment Income:
  Interest ....................................................     $55,581,335
  Dividends (net of foreign withholding taxes of $88,256) .....       4,175,300
                                                                  -------------
                                                                     59,756,635
                                                                  -------------
  Expenses:
    Investment management fee - Note B ........................       2,604,438
    Distribution and service fee - Note B
      Class A .................................................         313,143
      Class B .................................................       3,768,846
      Class C .................................................          46,449
    Transfer agent fee - Note B ...............................         556,827
    Registration and filing fees ..............................         136,306
    Custodian fee .............................................         101,966
    Financial services fee - Note B ...........................          75,927
    Trustees' fees ............................................          30,153
    Printing ..................................................          22,420
    Auditing fee ..............................................          18,502
    Legal fees ................................................           9,975
    Miscellaneous .............................................           8,800
                                                                  -------------
                          Total Expenses ......................       7,693,752
                          -----------------------------------------------------
                          Net Investment Income ...............      52,062,883
                          -----------------------------------------------------
Realized and Unrealized Gain (Loss) on Investments,
Financial Futures Contracts and
Foreign Currency Transactions:
  Net realized loss on investments sold .......................     (25,908,368)
  Net realized loss on financial futures contracts ............        (859,446)
  Net realized loss on foreign currency transactions ..........      (1,328,264)
  Change in net unrealized appreciation/depreciation
    of investments ............................................    (203,446,647)
  Change in net unrealized appreciation/depreciation
    of financial futures contracts ............................           5,000
  Change in net unrealized appreciation/depreciation
    of foreign currency transactions ..........................         264,372
                                                                  -------------
                          Net Realized and Unrealized
                          Loss on Investments, Financial
                          Futures Contracts and Foreign
                          Currency Transactions ...............    (231,273,353)
                          -----------------------------------------------------
                          Net Decrease in Net Assets
                          Resulting from Operations ...........   ($179,210,470)
                          =====================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                   John Hancock Funds - High Yield Bond Fund

Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                                 SIX MONTHS ENDED
                                                                                   YEAR ENDED   NOVEMBER 30, 1998
                                                                                  MAY 31, 1998      (UNAUDITED)
                                                                                 --------------   --------------
Increase (Decrease) in Net Assets:
From Operations:
  Net investment income .......................................................     $67,564,884      $52,062,883
  Net realized gain (loss) on investments sold, financial futures contracts and
    foreign currency transactions .............................................      38,263,835      (28,096,078)
  Change in net unrealized appreciation/depreciation of investments, financial
    futures contracts and foreign currency transactions .......................        (604,038)    (203,177,275)
                                                                                 --------------   --------------
  Net Increase (Decrease) in Net Assets Resulting from Operations .............     105,224,681     (179,210,470)
                                                                                 --------------   --------------
Distributions to Shareholders:
  Dividends from net investment income
    Class A - ($0.7764 and $0.3916 per share, respectively) ...................     (16,953,911)     (13,626,503)
    Class B - ($0.7146 and $0.3632 per share, respectively) ...................     (50,686,687)     (38,059,127)
    Class C - ($0.0559 and $0.3632 per share, respectively) ...................          (9,346)        (475,071)
  Distributions from net realized gain on investments sold
    Class A - ($0.1196 and none per share, respectively) ......................      (2,604,121)              --
    Class B - ($0.1196 and none per share, respectively) ......................      (8,869,961)              --
                                                                                 --------------   --------------
    Total Distributions to Shareholders .......................................     (79,124,026)     (52,160,701)
                                                                                 --------------   --------------
From Fund Share Transactions - Net:* ..........................................     571,592,436      210,165,691
                                                                                 --------------   --------------
Net Assets:
  Beginning of period .........................................................     476,948,889    1,074,641,980
                                                                                 --------------   --------------
  End of period (including undistributed net investment income of
    $628,343 and $530,525, respectively) ......................................  $1,074,641,980   $1,053,436,500
                                                                                 ==============   ==============

* Analysis of Fund Share Transactions:

                                                                                                     SIX MONTHS ENDED
                                                                          YEAR ENDED                NOVEMBER 30, 1998
                                                                         MAY 31, 1998                   (UNAUDITED)
                                                                  ---------------------------   ---------------------------
                                                                     SHARES         AMOUNT         SHARES         AMOUNT
                                                                  ------------   ------------   ------------   ------------
CLASS A
  Shares sold ..................................................    31,229,630   $257,394,198     17,831,240   $124,460,147
  Shares issued to shareholders in reinvestment of distributions     1,211,071      9,931,813        899,874      6,284,790
                                                                  ------------   ------------   ------------   ------------
                                                                    32,440,701    267,326,011     18,731,114    130,744,937
  Less shares repurchased ......................................   (11,797,149)   (97,377,925)   (11,153,044)   (80,577,336)
                                                                  ------------   ------------   ------------   ------------
  Net increase .................................................    20,643,552   $169,948,086      7,578,070    $50,167,601
                                                                  ============   ============   ============   ============
CLASS B
  Shares sold ..................................................    61,535,597   $505,917,005     34,908,271   $247,910,489
  Shares issued to shareholders in reinvestment of distributions     2,683,654     21,976,417      1,810,860     12,537,916
                                                                  ------------   ------------   ------------   ------------
                                                                    64,219,251    527,893,422     36,719,131    260,448,405
  Less shares repurchased ......................................   (15,737,486)  (129,495,166)   (16,575,722)  (117,835,167)
                                                                  ------------   ------------   ------------   ------------
  Net increase .................................................    48,481,765   $398,398,256     20,143,409   $142,613,238
                                                                  ============   ============   ============   ============
CLASS C
  Shares sold ..................................................       386,561     $3,244,400      2,820,795    $19,455,575
  Shares issued to shareholders in reinvestment of distributions           442          3,652         33,186        223,352
                                                                  ------------   ------------   ------------   ------------
                                                                       387,003      3,248,052      2,853,981     19,678,927
  Less shares repurchased ......................................          (235)        (1,958)      (345,968)    (2,294,075)
                                                                  ------------   ------------   ------------   ------------
  Net increase .................................................       386,768     $3,246,094      2,508,013    $17,384,852
                                                                  ============   ============   ============   ============

The Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment and foreign currency gains and losses, distributions paid to shareholders and any increase or decrease in money shareholders invested in the Fund. The footnote illustrates the number of Fund shares sold, reinvested and repurchased during the last two periods, along with the corresponding dollar value.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                   John Hancock Funds - High Yield Bond Fund

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
--------------------------------------------------------------------------------

                                                             FOR THE PERIOD
                                                           FROM JUNE 30, 1993
                                                            (COMMENCEMENT OF          YEAR ENDED OCTOBER 31,
                                                             OPERATIONS) TO     ----------------------------------
                                                            OCTOBER 31, 1993      1994         1995(1)      1996
                                                           ------------------   --------      --------    --------
CLASS A
Per Share Operating Performance
  Net Asset Value, Beginning of Period ........................     $8.10          $8.23         $7.33       $7.20
                                                                 --------       --------      --------    --------
  Net Investment Income .......................................      0.33           0.80(2)       0.72        0.76(2)
  Net Realized and Unrealized Gain (Loss) on Investments,
    Financial Futures Contracts and
    Foreign Currency Transactions .............................      0.09          (0.83)        (0.12)       0.35
                                                                 --------       --------      --------    --------
    Total from Investment Operations ..........................      0.42          (0.03)         0.60        1.11
                                                                 --------       --------      --------    --------
  Less Distributions:
    Dividends from Net Investment Income ......................     (0.29)         (0.82)        (0.73)      (0.76)
    Distributions from Net Realized Gain on Investments Sold ..        --          (0.05)           --          --
                                                                 --------       --------      --------    --------
    Total Distributions .......................................     (0.29)         (0.87)        (0.73)      (0.76)
                                                                 --------       --------      --------    --------
  Net Asset Value, End of Period ..............................     $8.23          $7.33         $7.20       $7.55
                                                                 ========       ========      ========    ========
  Total Investment Return at Net Asset Value (3) ..............      4.96%(4)      (0.59%)        8.83%      16.06%

Ratios and Supplemental Data
  Net Assets, End of Period (000s omitted) ....................    $2,344        $11,696       $26,452     $52,792
  Ratio of Expenses to Average Net Assets .....................      0.91%(5)       1.16%         1.16%       1.10%
  Ratio of Net Investment Income to Average Net Assets ........     12.89%(5)      10.14%        10.23%      10.31%
  Portfolio Turnover Rate .....................................       204%           153%           98%        113%

                                                                PERIOD FROM                     SIX MONTHS ENDED
                                                             NOVEMBER 1, 1996    YEAR ENDED    NOVEMBER 30, 1998
                                                            TO MAY 31, 1997(6)  MAY 31, 1998      (UNAUDITED)
                                                            -----------------   ------------   -----------------
CLASS A
Per Share Operating Performance
  Net Asset Value, Beginning of Period ........................     $7.55            $7.87           $8.26
                                                                 --------         --------        --------
  Net Investment Income .......................................      0.45             0.78(2)         0.39(2)
  Net Realized and Unrealized Gain (Loss) on Investments,
    Financial Futures Contracts and
    Foreign Currency Transactions .............................      0.32             0.51           (1.69)
                                                                 --------         --------        --------
    Total from Investment Operations ..........................      0.77             1.29           (1.30)
                                                                 --------         --------        --------
  Less Distributions:
    Dividends from Net Investment Income ......................     (0.45)           (0.78)          (0.39)
    Distributions from Net Realized Gain on Investments Sold ..        --            (0.12)             --
                                                                 --------         --------        --------
    Total Distributions .......................................     (0.45)           (0.90)          (0.39)
                                                                 --------         --------        --------
  Net Asset Value, End of Period ..............................     $7.87            $8.26           $6.57
                                                                 ========         ========        ========
  Total Investment Return at Net Asset Value (3) ..............     10.54%(4)        17.03%         (15.85%)(4)

Ratios and Supplemental Data
  Net Assets, End of Period (000s omitted) ....................   $97,925         $273,277        $267,167
  Ratio of Expenses to Average Net Assets .....................      1.05%(5)         0.97%           0.95%(5)
  Ratio of Net Investment Income to Average Net Assets ........     10.19%(5)         9.33%          10.84%(5)
  Portfolio Turnover Rate .....................................        78%             100%             25%

The Financial Highlights summarizes the impact of the following factors on a single share for each period indicated: net investment income, gains (losses), dividends and total investment return of the Fund. It shows how the Fund's net asset value for a share has changed since the end of the previous period. Additionally, important relationships between some items presented in the financial statements are expressed in ratio form.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                   John Hancock Funds - High Yield Bond Fund

Financial Highlights (continued)
--------------------------------------------------------------------------------

                                                                             YEAR ENDED OCTOBER 31,
                                                                 ----------------------------------------------
                                                                   1993        1994         1995(1)      1996
                                                                 --------    --------      --------    --------
CLASS B
Per Share Operating Performance
  Net Asset Value, Beginning of Period ........................     $7.43       $8.23         $7.33       $7.20
                                                                 --------    --------      --------    --------
  Net Investment Income .......................................      0.80        0.74(2)       0.67        0.70(2)
  Net Realized and Unrealized Gain (Loss) on Investments,
    Financial Futures Contracts and
    Foreign Currency Transactions .............................      0.75       (0.83)        (0.13)       0.35
                                                                 --------    --------      --------    --------
    Total from Investment Operations ..........................      1.55       (0.09)         0.54        1.05
                                                                 --------    --------      --------    --------
  Less Distributions:
    Dividends from Net Investment Income ......................     (0.75)      (0.76)        (0.67)      (0.70)
    Distributions from Net Realized Gain on Investments Sold ..        --       (0.05)           --          --
                                                                 --------    --------      --------    --------
    Total Distributions .......................................     (0.75)      (0.81)        (0.67)      (0.70)
                                                                 --------    --------      --------    --------
  Net Asset Value, End of Period ..............................     $8.23       $7.33         $7.20       $7.55
                                                                 ========    ========      ========    ========
  Total Investment Return at Net Asset Value(3) ...............     21.76%      (1.33%)        7.97%      15.24%

Ratios and Supplemental Data
  Net Assets, End of Period (000s omitted) ....................  $154,214    $160,739      $180,586    $242,944
  Ratio of Expenses to Average Net Assets .....................      2.08%       1.91%         1.89%       1.82%
  Ratio of Net Investment Income to Average Net Assets ........     10.07%       9.39%         9.42%       9.49%
  Portfolio Turnover Rate .....................................       204%        153%           98%        113%

                                                                PERIOD FROM                    SIX MONTHS ENDED
                                                              NOVEMBER 1, 1996   YEAR ENDED   NOVEMBER 30, 1998
                                                             TO MAY 31, 1997(6) MAY 31, 1998     (UNAUDITED)
                                                             ------------------ ------------  -----------------
CLASS B
Per Share Operating Performance
  Net Asset Value, Beginning of Period ........................     $7.55            $7.87           $8.26
                                                                 --------         --------        --------
  Net Investment Income .......................................      0.42             0.71(2)         0.36(2)
  Net Realized and Unrealized Gain (Loss) on Investments,
    Financial Futures Contracts and
    Foreign Currency Transactions .............................      0.32             0.51           (1.69)
                                                                 --------         --------        --------
    Total from Investment Operations ..........................      0.74             1.22           (1.33)
                                                                 --------         --------        --------
  Less Distributions:
    Dividends from Net Investment Income ......................     (0.42)           (0.71)          (0.36)
    Distributions from Net Realized Gain on Investments Sold ..        --            (0.12)             --
                                                                 --------         --------        --------
    Total Distributions .......................................     (0.42)           (0.83)          (0.36)
                                                                 --------         --------        --------
  Net Asset Value, End of Period ..............................     $7.87            $8.26           $6.57
                                                                 ========         ========        ========
  Total Investment Return at Net Asset Value(3) ...............     10.06%(4)        16.16%         (16.19%)(4)

Ratios and Supplemental Data
  Net Assets, End of Period (000s omitted) ....................  $379,024         $798,170        $767,247
  Ratio of Expenses to Average Net Assets .....................      1.80%(5)         1.72%           1.70%(5)
  Ratio of Net Investment Income to Average Net Assets ........      9.45%(5)         8.62%          10.09%(5)
  Portfolio Turnover Rate .....................................        78%             100%             25%

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                   John Hancock Funds - High Yield Bond Fund

Financial Highlights (continued)
--------------------------------------------------------------------------------

                                                                                      PERIOD FROM
                                                                                      MAY 1, 1998
                                                                                    (COMMENCEMENT OF    SIX MONTHS ENDED
                                                                                     OPERATIONS) TO    NOVEMBER 30, 1998
                                                                                      MAY 31, 1998        (UNAUDITED)
                                                                                    ----------------   -----------------
CLASS C
Per Share Operating Performance
  Net Asset Value, Beginning of Period ...........................................        $8.45               $8.26
                                                                                        -------             -------
  Net Investment Income(2) .......................................................         0.06                0.36
  Net Realized and Unrealized Loss on Investments, Financial Futures Contracts and
    Foreign Currency Transactions ................................................        (0.19)              (1.69)
                                                                                        -------             -------
    Total from Investment Operations .............................................        (0.13)              (1.33)
                                                                                        -------             -------
  Less Distributions:
    Dividends from Net Investment Income .........................................        (0.06)              (0.36)
                                                                                        -------             -------
  Net Asset Value, End of Period .................................................        $8.26               $6.57
                                                                                        =======             =======
  Total Investment Return at Net Asset Value(3) ..................................        (1.59%)(4)         (16.20%)(4)

Ratios and Supplemental Data
  Net Assets, End of Period (000s omitted) .......................................       $3,195             $19,022
  Ratio of Expenses to Average Net Assets ........................................         1.72%(5)            1.70%(5)
  Ratio of Net Investment Income to Average Net Assets ...........................         6.70%(5)           10.09%(5)
  Portfolio Turnover Rate ........................................................          100%                 25%

(1) On December 22, 1994, John Hancock Advisers, Inc., became the investment adviser of the Fund.
(2) Based on the average of the shares outstanding at the end of each month.
(3) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.
(4) Not annualized.
(5) Annualized.
(6) Effective May 31, 1997, the fiscal period end changed from October 31 to May 31.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                   John Hancock Funds - High Yield Bond Fund

Schedule of Investments
November 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by High Yield Bond Fund on November 30, 1998. It's divided into three main categories: bonds, common and preferred stocks and warrants, and short-term investments. The bonds are further broken down by industry groups. Under each industry group is a list of the bonds owned by the Fund. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                                                                  PAR VALUE
                                                                               INTEREST  CREDIT     (000s      MARKET
ISSUER, DESCRIPTION                                                              RATE    RATING*   OMITTED)     VALUE
-------------------                                                            --------  -------  ---------    ------
BONDS
Agricultural Operations (0.40%)
  Iowa Select Farms L.P./ISF Finance, Inc.,
    Sr Sub Note 12-01-05 (R) ................................................   10.750%    B3      $4,990     $4,241,500
                                                                                                             -----------
Automobile/Trucks (1.19%)
  Harvard Industries, Inc.,
    Sr Note 07-15-04 ........................................................   12.000     B+       1,500        345,000
    Sr Note 08-01-05 ........................................................   11.125     B+       6,885      1,583,550
  J.B. Poindexter & Co., Inc.,
    Sr Note 05-15-04 ........................................................   12.500     B-       9,725      9,141,500
  Key Plastics, Inc.,
    Sr Note 11-15-99 ........................................................   14.000     B2       1,365      1,443,488
                                                                                                             -----------
                                                                                                              12,513,538
                                                                                                             -----------
Banks - Foreign (1.27%)
  Fuji JGB Inv LLC,
    Bond Ser A (Japan) 12-31-49 (R) (Y) *** .................................    9.870     BB+     17,865     12,862,800
  Sumitomo Bank International Finance N.V.,
    Gtd Sub Note (Japan) 05-31-01 (R) (Y) # .................................    0.750     BBB+    50,000        458,604
                                                                                                             -----------
                                                                                                              13,321,404
                                                                                                             -----------
Banks - United States (0.39%)
  CSBI Capital Trust I,
    Gtd Trust Sub Cap Inc Sec Ser A 06-06-27 ................................   11.750     B-       3,890      4,084,500
                                                                                                             -----------
Building (1.35%)
  American Architectural Products Corp.,
    Gtd Sr Note 12-01-07 ....................................................   11.750     B        4,000      3,440,000
  Fortress Group, Inc.,
    Sr Note 05-15-03 ........................................................   13.750     B3       4,000      3,920,000
  Nortek, Inc.,
    Sr Note 08-01-08 (R) ....................................................    8.875     B+       1,550      1,581,000
  The Presley Companies,
    Gtd Sr Note 07-01-01 ....................................................   12.500     CCC      5,994      5,244,750
                                                                                                             -----------
                                                                                                              14,185,750
                                                                                                             -----------
Business Services - Misc. (0.91%)
  Coinstar, Inc.,
    Sr Disc Note, Step Coupon (13.00%, 10-01-99) 10-01-06 ...................     Zero     Caa1     3,950      3,318,000

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                   John Hancock Funds - High Yield Bond Fund

                                                                                                  PAR VALUE
                                                                               INTEREST  CREDIT     (000s      MARKET
ISSUER, DESCRIPTION                                                              RATE    RATING*   OMITTED)     VALUE
-------------------                                                            --------  -------  ---------    ------
Business Services - Misc. (continued)
  COMFORCE Operating, Inc.,
    Sr Note Ser B 12-01-07 ..................................................   12.000%    B-      $3,000     $3,060,000
  MSX International, Inc.,
    Gtd Sr Sub Note 01-15-08 ................................................   11.375     B-       3,500      3,150,000
                                                                                                             -----------
                                                                                                               9,528,000
                                                                                                             -----------
Chemicals (0.85%)
  American Pacific Corp.,
    Sr Note 03-01-05 ........................................................    9.250     BB-      1,650      1,666,500
  OPP Petroquimica S.A.,
    Bond (Brazil) 10-29-04 (R) (Y) ..........................................   11.000     B+       2,000      1,250,000
  Trikem S.A.,
    Bond (Brazil) 07-24-07 (R) (Y) ..........................................   10.625     BB-     12,000      6,000,000
                                                                                                             -----------
                                                                                                               8,916,500
                                                                                                             -----------
Computers (1.72%)
  ENTEX Information Services, Inc.,
    Sr Sub Note 08-01-06 (R) ................................................   12.500     B-       2,475      1,485,000
  Exodus Communications, Inc.,
    Sr Note 07-01-08 (R) ....................................................   11.250     B-       4,476      4,431,240
  Interact Systems, Inc.,
    Sr Disc Note, Step Coupon 08-01-03 ......................................   14.000     CCC      6,000      2,400,000
  PSINet, Inc.,
    Sr Note 11-01-08 (R) ....................................................   11.500     B-       4,975      5,273,500
    Sr Note Ser B 02-15-05 ..................................................   10.000     B-       2,720      2,720,000
  Verio, Inc.,
    Sr Note 12-01-08 (R) ....................................................   11.250     B-       1,750      1,806,875
                                                                                                             -----------
                                                                                                              18,116,615
                                                                                                             -----------
Consumer Products Misc. (0.87%)
  Diamond Brands Operating Corp.,
    Gtd Sr Sub Note 04-15-08 ................................................   10.125     CCC+     4,150      3,859,500
    Sr Sub Note 04-15-08 (R) ................................................   10.125     CCC+       850        790,500
  Indesco International, Inc.,
    Sr Sub Note 04-15-08 ....................................................    9.750     B-       4,900      4,557,000
                                                                                                             -----------
                                                                                                               9,207,000
                                                                                                             -----------
Containers (4.32%)
  Gaylord Container Corp.,
    Sr Note Ser B 06-15-07 ..................................................    9.375     B-       4,975      4,676,500
    Sr Sub Note Ser B 02-15-08 ..............................................    9.875     CCC+    15,300     11,934,000
  MVE, Inc.,
    Sr Sec Note 02-15-02 ....................................................   12.500     B        7,011      7,011,000
  Riverwood International Corp.,
    Gtd Sr Sub Note 04-01-08 ................................................   10.875     CCC+     8,980      8,531,000
  Stone Container Corp.,
    Unit (Sr Sub Deb & Supplemental Interest Cert) 04-01-02 .................   12.250     B-      13,200     13,299,000
                                                                                                             -----------
                                                                                                              45,451,500
                                                                                                             -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                   John Hancock Funds - High Yield Bond Fund

                                                                                                  PAR VALUE
                                                                               INTEREST  CREDIT     (000s      MARKET
ISSUER, DESCRIPTION                                                              RATE    RATING*   OMITTED)     VALUE
-------------------                                                            --------  -------  ---------    ------
Cosmetics & Personal Care (0.62%)
  Carson, Inc.,
    Gtd Sr Sub Note Ser B 11-01-07 ..........................................   10.375%    B3      $4,435     $2,439,250
  Global Health Sciences, Inc.,
    Gtd Sr Note 05-01-08 ....................................................   11.000     B+       3,175      2,222,500
  Styling Technology Corp.,
    Sr Sub Note 07-01-08 (R) ................................................   10.875     B-       1,990      1,870,600
                                                                                                             -----------
                                                                                                               6,532,350
                                                                                                             -----------
Electronics (0.63%)
  Electronic Retailing Systems International, Inc.,
    Sr Disc Note, Step Coupon (13.25%, 02-01-00) 02-01-04 (A) ...............     Zero     CCC      1,000        360,000
  Spin Cycle, Inc.,
    Unit (Sr Disc Note & Warrants), Step Coupon (12.75%, 05-01-01)
      05-01-05 (A) (R) ......................................................     Zero     CCC+     3,850      1,809,500
  Zilog, Inc.,
    Gtd Sr Sec Note Ser B 03-01-05 ..........................................    9.500     B-       5,925      4,503,000
                                                                                                             -----------
                                                                                                               6,672,500
                                                                                                             -----------
Energy (1.58%)
  P & L Coal Holdings Corp.,
    Sr Sub Note 05-15-08 (R) ................................................    9.625     B       16,300     16,626,000
                                                                                                             -----------
Finance (0.39%)
  Nationwide Credit, Inc.,
    Sr Note 01-15-08 (R) ....................................................   10.250     B-       4,000      3,360,000
  Norse CBO, Ltd.,
    Jr Sub Note 08-13-10 (r) ................................................     Zero     B-         750        750,000
                                                                                                             -----------
                                                                                                               4,110,000
                                                                                                             -----------
Food (2.38%)
  Agrilink Foods, Inc.,
    Sr Sub Note 11-01-08 (R) ................................................   11.875     B        2,450      2,548,000
  Grupo Azucarero Mexico, S.A. de C.V.,
    Sr Note (Mexico) 01-15-05 (Y) ...........................................   11.500     B+       4,500      1,665,000
  Mastellone Hermanos S.A.,
    Sr Note (Argentina) 04-01-08 (Y) ........................................   11.750     B+      12,925     10,986,250
  RAB Holdings, Inc.,
    Sr Note 05-01-08 (R) ....................................................   13.000     CCC+     1,380      1,242,000
  Specialty Foods Acquisition Corp.,
    Sr Sub Note Ser B 08-15-03 ..............................................   11.250     CCC     16,700      8,016,000
  Specialty Foods Corp.,
    Sr Sec Disc Deb Ser B, Step Coupon (13.00%, 08-15-99) 08-15-05 (A) ......     Zero     Ca       6,000        600,000
                                                                                                             -----------
                                                                                                              25,057,250
                                                                                                             -----------
Glass Products (0.43%)
  Vicap S.A. de C.V.,
    Gtd Sr Note (Mexico) 05-15-07 (R) (Y) ...................................   11.375     B+       5,000      4,500,000
                                                                                                             -----------
Government - Foreign (0.24%)
  Government of Jamaica,
    Note (Jamaica) 06-10-05 (R) (Y) .........................................   10.875     Ba3      2,975      2,558,500
                                                                                                             -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                   John Hancock Funds - High Yield Bond Fund

                                                                                                  PAR VALUE
                                                                               INTEREST  CREDIT     (000s      MARKET
ISSUER, DESCRIPTION                                                              RATE    RATING*   OMITTED)     VALUE
-------------------                                                            --------  -------  ---------    ------
Government - U.S. (7.45%)
  United States Treasury,
    Note 05-15-99 ...........................................................    9.125%    AAA     $77,000   $78,527,680
                                                                                                             -----------
Insurance (0.39%)
  SIG Capital Trust I,
    Gtd Trust Preferred Security 08-15-27 ...................................    9.500     BB+      5,000      4,062,500
                                                                                                             -----------
Leisure (8.19%)
  Agrosy Gaming Co.,
    1st Mtg Note 06-01-04 ...................................................   13.250     B+       7,100      7,952,000
  Casino America, Inc.,
    Sr Sec Note 08-01-03 ....................................................   12.500     B+       8,700      9,613,500
  Casino Magic - Louisiana,
    1st Mtg Note Ser B 08-15-03 .............................................   13.000     B-       6,500      7,166,250
  Claridge Hotel & Casino Corp.,
    1st Mtg Note 02-01-02 ...................................................   11.750     CCC      7,736      6,498,240
  Clearview Cinema Group, Inc.,
    Sr Note 06-01-08 (R) ....................................................   10.875     B        1,240      1,469,400
  Empress Entertainment, Inc.,
    Sr Sub Note 07-01-06 ....................................................    8.125     B+       3,925      3,944,625
  Fitzgeralds Gaming Corp.,
    Gtd Sr Sec Ser B Note 12-15-04 ..........................................   12.250     B-       9,450      5,433,750
  Production Resource Group LLC,
    Sr Sub Note 01-15-08 ....................................................   11.500     B-       3,000      2,940,000
  SC International Services, Inc.,
    Gtd Sr Sub Note Ser B 09-01-07 ..........................................    9.250     B        8,600      8,643,000
  SFX Entertainment, Inc.,
    Gtd Sr Sub Note 02-01-08 ................................................    9.125     B-       3,900      3,909,750
    Sr Sub Note 12-01-08 (R) ................................................    9.125     B-       3,500      3,517,500
  Six Flags Entertainment Corp.,
    Gtd Sr Note 04-01-06 ....................................................    8.875     B-       2,900      3,016,000
  Six Flags Theme Parks/Premier Parks, Inc.,
    Sr Sub Note Ser A, Step Coupon (12.25%, 06-15-00) 06-15-05 (A) ..........     Zero     B-       3,000      3,315,000
  Trump Hotels & Casino Resorts Funding, Inc./Holdings, L.P.,
    Sr Sec Note 06-15-05 ....................................................   15.500     B-       8,630      9,190,950
  Venetian Casino Resort LLC/Las Vegas Sands, Inc.,
    1st Mtg Note 11-15-04 ...................................................   12.250     B-       5,460      5,132,400
  William Hill Finance Plc,
    Sr Sub Note (United Kingdom) 04-30-08 # .................................   10.625     B-       2,984      4,528,339
                                                                                                             -----------
                                                                                                              86,270,704
                                                                                                             -----------
Machinery (0.33%)
  Glasstech, Inc.,
    Sr Note Ser B 07-01-04 ..................................................   12.750     B+       4,475      3,490,500
                                                                                                             -----------
Manufacturing (1.32%)
  AP Holdings, Inc.,
    Sr Disc Note, Step Coupon (11.25%, 03-15-03) 03-15-08 (A) ...............     Zero     B-       1,800        954,000

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                   John Hancock Funds - High Yield Bond Fund

                                                                                                  PAR VALUE
                                                                               INTEREST  CREDIT     (000s      MARKET
ISSUER, DESCRIPTION                                                              RATE    RATING*   OMITTED)     VALUE
-------------------                                                            --------  -------  ---------    ------
Manufacturing (continued)
  Coyne International Enterprises Corp.,
    Sr Sub Note 06-01-08 (R) ................................................   11.250%    B-      $3,935     $3,905,488
  Globe Manufacturing Corp.,
    Sr Sub Note 08-01-08 (R) ................................................   10.000     B-       5,000      4,400,000
  Icon Health & Fitness, Inc.,
    Sr Sub Note Ser B 07-15-02 ..............................................   13.000     CCC+     6,610      3,189,325
  IHF Holdings, Inc.,
    Sr Sub Disc Note Ser B, Step Coupon (15.00%, 11-15-99) 11-15-04 (A) .....     Zero     CCC      7,425        742,500
  International Semi-Tech Microelectronics, Inc.,
    Sr Disc Note, Step Coupon (11.50%, 08-15-00) (Canada) 08-15-03 (A) (Y) ..     Zero     B-       9,282        696,150
                                                                                                             -----------
                                                                                                              13,887,463
                                                                                                             -----------
Media (3.44%)
  Alabama River Newsprint Co.,
    Note 04-30-00 (r) .......................................................     Zero     BB       5,353      4,014,916
  CD Radio, Inc.,
    Sr Disc Note, Step Coupon (15.00%, 12-01-02) 12-01-07 (A) ...............     Zero     CCC+     2,990      1,794,000
  Citadel Broadcasting Co.,
    Sr Sub Note 11-15-08 (R) ................................................    9.250     B-       1,925      1,997,187
  Cumulus Media, Inc.,
    Gtd Sr Sub Note 07-01-08 ................................................   10.375     CCC+     2,650      2,835,500
  Digital Television Services LLC,
    Gtd Sr Sub Note 08-01-07 ................................................   12.500     CCC     11,095     12,010,338
  EchoStar Communications Corp.,
    Sr Disc Note, Step Coupon (12.875%, 06-01-99) 06-01-04 (A) ..............     Zero     B-       1,975      1,999,688
  Radio One, Inc.,
    Sr Sub Note Ser B, Step Coupon (12.00%, 05-15-00) 05-15-04 (A) *** ......    7.000     CCC+     3,000      2,970,000
  Regional Independent Media Group Plc,
    Sr Disc Note, Step Coupon (12.875%, 07-01-03) (United Kingdom)
      07-01-08 (A) (Y) ......................................................     Zero     B-       3,730      3,507,002
    Sr Note (United Kingdom) 07-01-08 (R) (Y) ...............................   10.500     B-       1,170      1,210,950
  Scandinavian Broadcasting System S.A.,
    Sub Deb (Luxembourg) 08-01-05 (Y) .......................................    7.250     B        1,555      1,543,337
  Supercanal Holdings S.A./Supercanal S.A.,
    Sr Note (Argentina) 05-15-05 (R) (Y) ....................................   11.500     B        3,976      2,385,600
                                                                                                             -----------
                                                                                                              36,268,518
                                                                                                             -----------
Medical (0.46%)
  Integrated Health Services, Inc.,
    Sr Sub Note 01-15-08 ....................................................    9.250     B-       4,925      4,801,875
                                                                                                             -----------
Metal (4.08%)
  Bar Technologies,
    Sr Sec Note 04-01-01 ....................................................   13.500     CCC      7,500      8,025,000
  Doe Run Resources Corp.,
    Sr Note 03-15-03 *** ....................................................   11.696     B+       4,975      3,582,000
    Sr Note Ser B 03-15-05 ..................................................   11.250     B+       6,990      4,962,900
  Echo Bay Mines Ltd.,
    Jr Sub Deb (Canada) 04-01-27 (Y) ........................................   11.000     C        2,000      1,100,000

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                   John Hancock Funds - High Yield Bond Fund

                                                                                                  PAR VALUE
                                                                               INTEREST  CREDIT     (000s      MARKET
ISSUER, DESCRIPTION                                                              RATE    RATING*   OMITTED)     VALUE
-------------------                                                            --------  -------  ---------    ------
Metal (continued)
  Freeport-McMoRan Copper & Gold, Inc.,
    Sr Note 11-15-06 ........................................................    7.500%    CCC+    $9,925     $6,649,750
  Haynes International, Inc.,
    Sr Note 09-01-04 ........................................................   11.625     B-      10,000      9,550,000
  Metallurg Holdings, Inc.,
    Sr Disc Note, Step Coupon (12.75%, 07-15-03) 07-15-08 (A) (R) ...........     Zero     CCC+     6,960      2,436,000
  Metallurg, Inc.,
    Sr Note 12-01-07 ........................................................   11.000     B3       4,270      3,117,100
  TVX Gold, Inc.,
    Conv Sub Note (Canada) 03-28-02 (Y) .....................................    5.000     B-       5,150      3,605,000
                                                                                                             -----------
                                                                                                              43,027,750
                                                                                                             -----------
Oil & Gas (5.34%)
  Gothic Energy Corp.,
    Sr Disc Note, Step Coupon (14.125%, 05-01-02) 05-01-06 (A) ..............     Zero     CCC-     4,990      1,746,500
  Gothic Production Corp.,
    Sr Sec Note Ser B 05-01-05 ..............................................   11.125     B-       3,200      2,624,000
  Great Lakes Acquisition Corp.,
    Sr Disc Deb, Step Coupon (13.125%, 05-15-03) 05-15-09 (A) ...............     Zero     B-       9,300      4,464,000
  Grey Wolf, Inc.,
    Gtd Sr Note 07-01-07 ....................................................    8.875     B+       6,925      5,609,250
    Gtd Sr Note Ser C 07-01-07 ..............................................    8.875     B+       1,975      1,599,750
  Key Energy Group, Inc.,
    Note 09-14-99 (r) .......................................................   11.910     B-       7,300      7,154,000
    Conv Sub Note 09-15-04 (R) ..............................................    5.000     B       26,300     15,780,000
    Conv Sub Note 09-15-04 ..................................................    5.000     B       10,249      6,149,400
  Mariner Energy, Inc.,
    Sr Sub Note Ser B 08-01-06 ..............................................   10.500     B-       3,990      3,730,650
  Ocean Rig Norway A.S.,
    Gtd Sr Sec Note (Norway) 06-01-08 (Y) ...................................   10.250     B-       3,949      3,514,610
  PANACO, Inc.,
    Gtd Sr Sub Note Ser B 10-01-04 ..........................................   10.625     B-       2,990      2,302,300
  Universal Compression, Inc.,
    Sr Disc Note, Step Coupon (9.875%, 02-15-03) 02-15-08 (A) (R) ...........     Zero     B        2,740      1,616,600
                                                                                                             -----------
                                                                                                              56,291,060
                                                                                                             -----------
Paper & Paper Products (4.48%)
  Advance Agro Public Co.,
    Sr Note (Thailand) 11-15-07 (R) (Y) .....................................   13.000     CCC      6,950      5,907,500
  APP Finance (VII) Mauritius Ltd.,
    Gtd Note (Indonesia) 04-30-03 (R) (Y) ...................................    3.500     CCC+       990        693,000
  APP Finance II Mauritius Ltd.,
    Bond (Indonesia) 12-29-49 (Y) ...........................................   12.000     Caa      7,500      3,900,000
  APP International Finance Co. B.V.,
    Gtd Note (Indonesia) 09-15-99 (Y) .......................................    8.742     Caa1     3,800      3,268,000
    Gtd Sec Note (Indonesia) 10-01-05 (Y) ...................................   11.750     CCC+     5,900      4,602,000
  FSW International Finance Company B.V.,
    Gtd Sr Sec Note (Indonesia) 11-01-06 (Y) ................................   12.500     D        5,000        750,000

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                   John Hancock Funds - High Yield Bond Fund

                                                                                                  PAR VALUE
                                                                               INTEREST  CREDIT     (000s      MARKET
ISSUER, DESCRIPTION                                                              RATE    RATING*   OMITTED)     VALUE
-------------------                                                            --------  -------  ---------    ------
Paper & Paper Products (continued)
  Grupo Industrial Durango, S.A.,
    Note (Mexico) 08-01-03 (Y) ..............................................   12.625%    BB-     $2,065     $1,879,150
  Indah Kiat Finance Mauritius Ltd.,
    Gtd Sr Note (Indonesia) 07-01-07 (Y) ....................................   10.000     Caa1     7,000      4,550,000
  Indah Kiat International Finance Co.,
    Gtd Sec Bond Ser C (Indonesia) 06-15-06 (Y) .............................   12.500     CCC+     2,500      1,800,000
  Pindo Deli Finance Mauritius Ltd.,
    Gtd Sr Deb (Indonesia) 10-01-02 (Y) .....................................   10.250     Caa1     1,000        530,000
  Repap New Brunswick, Inc.,
    Sr Sec Note (Canada) 04-15-05 (Y) .......................................   10.625     CCC+    20,000     15,600,000
  Sappi BVI Finance Ltd.,
    Gtd Conv Bond (South Africa) 08-01-02 (R) (Y) ...........................    7.500     BB-      1,560      1,326,000
  Tjiwi Kimia Finance Mauritius Ltd.,
    Gtd Sr Note (Indonesia) 08-01-04 (Y) ....................................   10.000     BB       1,500        975,000
  Tjiwi Kimia International Finance Co. B.V.,
    Gtd Sr Note (Indonesia) 08-01-01 (Y) ....................................   13.250     B-       2,000      1,440,000
                                                                                                             -----------
                                                                                                              47,220,650
                                                                                                             -----------
Pollution Control (0.39%)
  ICF Kaiser International, Inc.,
    Sr Note Ser B 12-31-03 ..................................................   13.000     B-       1,000      1,010,000
    Sr Sub Note 12-31-03 ....................................................   13.000     CCC      7,750      3,100,000
                                                                                                             -----------
                                                                                                               4,110,000
                                                                                                             -----------
Printing - Commercial (0.19%)
  Sullivan Graphics, Inc.,
    Sr Sub Note 08-01-05 ....................................................   12.750     B-       2,000      2,040,000
                                                                                                             -----------
Real Estate Operations (0.41%)
  Signature Resorts, Inc.,
    Conv Sub Note 01-15-07 ..................................................    5.750     B        6,965      4,327,006
                                                                                                             -----------
Retail (3.29%)
  American Restaurant Group, Inc.,
    Sr Sec Note 02-15-03 ....................................................   11.500     B        7,950      6,757,500
  Corporate Express, Inc.,
    Conv Note 07-01-00 ......................................................    4.500     B        5,900      5,258,375
  Frank's Nursery & Crafts,
    Sr Sub Note 03-01-08 ....................................................   10.250     B-       3,795      3,700,125
  Hills Stores Co.,
    Sr Note Ser B 07-01-03 ..................................................   12.500     B-      10,482      5,555,460
  Imperial Home Decor Group, Inc.,
    Gtd Sr Sub Note 03-15-08 ................................................   11.000     B-       4,875      4,436,250
  Jitney-Jungle Stores of America, Inc.,
    Gtd Sr Sub Note 09-15-07 ................................................   10.375     B-       6,900      7,003,500
  Penn Traffic Co.,
    Sr Note 10-01-04 ........................................................   10.375     B        4,005      1,922,400
                                                                                                             -----------
                                                                                                              34,633,610
                                                                                                             -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                   John Hancock Funds - High Yield Bond Fund

                                                                                                    PAR VALUE
                                                                                INTEREST  CREDIT      (000s     MARKET
ISSUER, DESCRIPTION                                                               RATE    RATING*    OMITTED)    VALUE
-------------------                                                             --------  -------   ---------   ------
Revenue Bonds (0.30%)
  Port of Walla Walla Public Corp.,
    Solid Waste Recycling Rev Ser 1995 Ponderosa Fibres Proj 01-01-26 ..           9.125%  BB-        $6,000   $3,180,000
                                                                                                              -----------

Steel (3.76%)
  Acindar Industria Argentina de Aceros S.A.,
    Bond (Argentina) 02-15-04 (Y) ......................................          11.250   B+          3,975    3,418,500
  Algoma Steel, Inc.,
    1st Mtg Bond 07-15-05 ..............................................          12.375   B           6,860    5,453,700
  Altos Hornos de Mexico, S.A. de C.V.,
    Bond Ser B (Mexico) 04-30-04 (Y) ...................................          11.875   BB          3,000    2,040,000
  Gulf States Steel, Inc. of Alabama,
    1st Mtg Bond 04-15-03 ..............................................          13.500   CCC+       17,750    7,543,750
  NSM Steel Inc./NSM Steel Ltd.,
    Sr Sub Mtg Note Ser B 02-01-08 (R) .................................          12.250   CC         10,175    1,424,500
  Oregon Steel CF&I,
    Note 03-31-03 (r) ..................................................           9.500   B           6,345    6,154,635
  Renco Steel Holdings,
    Sr Sec Note Ser B 02-01-05 .........................................          10.875   B-          2,000    1,840,000
  Sheffield Steel Corp.,
    1st Mtg Note 12-01-05 ..............................................          11.500   B-          4,125    3,093,750
  Weirton Steel Corp.,
    Sr Note 07-01-04 ...................................................          11.375   B           8,875    8,608,750
                                                                                                              -----------
                                                                                                               39,577,585
                                                                                                              -----------
Telecommunications (11.55%)
  Advanced Radio Telecom Corp.,
    Sr Note 02-15-07 ...................................................          14.000   CCC         2,250    1,687,500
  AMSC Acquisition Co., Inc./American Mobile Corp.,
    Gtd Sr Note Ser B 04-01-08 .........................................          12.250   B-          9,960    6,573,600
  Barak I.T.C.,
    Sr Sub Disc Note Ser B, Step Coupon (12.50%, 11-15-02) (Israel)
      11-15-07 (A) (Y) .................................................            Zero   CCC         9,100    4,732,000
  Call-Net Enterprises, Inc.,
    Sr Note (Canada) 08-15-08 (Y) ......................................           8.000   BB-         2,000    1,940,000
  COLT Telecom Group Plc,
    Sr Note (Germany) 07-31-08 # .......................................           7.625   B          10,000    5,871,072
  Crown Castle International Corp.,
    Sr Disc Note, Step Coupon (10.625%, 11-01-02) 11-15-07 (A) .........            Zero   B           3,940    2,738,300
  Dolphin Telecom Plc,
    Sr Disc Note, Step Coupon (11.50%, 06-01-03) (United Kingdom)
      06-01-08 (R) (Y) .................................................            Zero   CCC+        2,960    1,184,000
  e.spire Communications, Inc.,
    Sr Note 07-15-07 ...................................................          13.750   B-          3,000    3,225,000
  Echostar DBS Corp.,
    Gtd Sr Sec Note 07-01-02 ...........................................          12.500   B-          5,000    5,650,000
  Esprit Telecom Group Plc,
    Sr Note (United Kingdom) 06-15-08 (Y) ..............................          10.875   B-             60       59,400
    Sr Note (Germany) 06-15-08 # .......................................          11.000   B-         10,940    6,245,434

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                   John Hancock Funds - High Yield Bond Fund

                                                                                                  PAR VALUE
                                                                               INTEREST  CREDIT     (000s      MARKET
ISSUER, DESCRIPTION                                                              RATE    RATING*   OMITTED)     VALUE
-------------------                                                            --------  -------  ---------    ------
Telecommunications (continued)
  Facilicom International,
    Sr Note 01-15-08 ........................................................   10.500%    B-      $5,350     $4,413,750
  GST Equipment Funding, Inc.,
    Sr Sec Note 05-01-07 ....................................................   13.250     B        5,100      5,253,000
  Innova S. de R.L.,
    Sr Note (Mexico) 04-01-07 (Y) ...........................................   12.875     B-       2,000      1,560,000
  International Wireless Communications, Inc.,
    Sr Sec Disc Note 08-15-01 ...............................................     Zero     B-      16,450      1,645,000
  ITC DeltaCom, Inc.,
    Sr Note 11-15-08 (R) ....................................................    9.750     B        2,900      3,030,500
  Long Distance International, Inc.,
    Sr Note 04-15-08 (R) ....................................................   12.250     B-       1,900      1,567,500
  McCaw International Ltd.,
    Sr Disc Note, Step Coupon (13.00%, 04-15-02) 04-15-07 (A) ...............     Zero     CCC+    11,300      6,102,000
  McLeodUSA, Inc.,
    Sr Note 11-01-08 (R) ....................................................    9.500     B+       1,650      1,757,250
  Metromedia Fiber Network, Inc.,
    Sr Note 11-15-08 (R) ....................................................   10.000     B        1,800      1,858,500
  MetroNet Communications Corp.,
    Sr Note (Canada) 08-15-07 (Y) ...........................................   12.000     B        5,250      5,880,000
  NEXTLINK Communications, Inc.,
    Sr Note 11-15-08 (R) ....................................................   10.750     B        4,925      5,085,063
  NTL, Inc.,
    Sr Note, Step Coupon (12.375%, 10-01-03) 10-01-08 (A) (R) ...............     Zero     B-       4,400      2,838,000
    Sr Note 10-01-08 (R) ....................................................   11.500     B-       3,250      3,623,750
  Omnipoint Corp.,
    Sr Note Ser A 08-15-06 ..................................................   11.625     CCC+     2,984      1,917,220
  Paging Network do Brasil S.A.,
    Sr Note (Brazil) 06-06-05 (Y) ...........................................   13.500     B-       2,550      1,479,000
  Primus Telecommunications Group, Inc.,
    Sr Sec Note 08-01-04 ....................................................   11.750     B-       6,750      7,020,000
  Qwest Communications International, Inc.,
    Sr Note 11-01-08 (R) ....................................................    7.500     BB+      2,175      2,232,094
  Startec Global Communications Corp.,
    Sr Note 05-15-08 ........................................................   12.000     CCC      3,000      2,580,000
  Teletrac, Inc.,
    Sr Note Ser B 08-01-07 ..................................................   14.000     CCC+     3,500      1,575,000
  Teligent, Inc.,
    Sr Note 12-01-07 ........................................................   11.500     CCC      5,984      5,714,720
  VersaTel Telecom B.V.,
    Sr Note (Netherlands) 05-15-08 (R) (Y) ..................................   13.250     B-       5,375      5,364,250
  Viatel, Inc.,
    Jr Sub Deb (Germany) 04-15-11 (R) # .....................................   10.000     Caa1       254        134,653
    Sr Note (Germany) 04-15-08 # ............................................   11.150     Caa1     4,830      2,792,978
    Sr Sec Note 04-15-08 ....................................................   11.250     Caa1     1,990      1,990,000

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                   John Hancock Funds - High Yield Bond Fund

                                                                                                  PAR VALUE
                                                                               INTEREST  CREDIT     (000s      MARKET
ISSUER, DESCRIPTION                                                              RATE    RATING*   OMITTED)     VALUE
-------------------                                                            --------  -------  ---------    ------
Telecommunications (continued)
  WinStar Communications, Inc.,
    Sr Sub Def Note 03-01-07 ................................................   15.000%    CCC     $2,000     $1,980,000
    Sr Sub Def Note 03-15-08 ................................................   11.000     CCC      2,966      2,372,800
                                                                                                             -----------
                                                                                                             121,673,334
                                                                                                             -----------
Textile (1.34%)
  Apparel Ventures, Inc.,
    Sr Note Ser B 12-31-00 ..................................................   12.250     Caa3     3,350      3,316,500
  Steel Heddle Group, Inc.,
    Sr Disc Deb, Step Coupon (13.75%, 06-01-03) 06-01-09 (A) (R) ............     Zero     CCC+     4,700      1,833,000
  Steel Heddle Manufacturing Co.,
    Sr Sub Note 06-01-08 (R) ................................................   10.625     CCC+     3,950      3,357,500
  Tropical Sportswear International Corp.,
    Gtd Sr Sub Note Ser A 06-15-08 ..........................................   11.000     B-       3,750      3,909,375
  Willcox & Gibbs, Inc.,
    Gtd Sr Note Ser B 12-15-03 ..............................................   12.250     CCC      5,000      1,750,000
                                                                                                             -----------
                                                                                                              14,166,375
                                                                                                             -----------
Transport (2.64%)
  Cenargo International Plc,
    1st Mtg Note (United Kingdom) 06-15-08 (R) (Y) ..........................    9.750     BB-      3,980      3,840,700
  Fine Air Services, Inc.,
    Gtd Sr Note 06-01-08 ....................................................    9.875     B        7,900      7,031,000
  MRS Logistica S.A.,
    Bond Ser B (Brazil) 08-15-05 (R) (Y) ....................................   10.625     B        6,000      3,180,000
  Navigator Gas Transport Plc,
    Unit (Mtg Note & Warrant) (United Kingdom) 06-30-07 (R) (Y) .............   12.000     B        3,000      2,850,000
  Northwest Airlines Corp.,
    Gtd Note 03-15-07 .......................................................    8.700     BB       7,900      7,745,239
  Pacific & Atlantic Holding, Inc.,
    1st Mtg Note (Greece) 05-30-08 (R) (Y) ..................................   11.500     B        2,950      2,455,875
  World Airways, Inc.,
    Sub Deb 08-26-04 (R) ....................................................    8.000     B-       2,000        680,000
                                                                                                             -----------
                                                                                                              27,782,814
                                                                                                             -----------
Utilities (0.81%)
  CalEnergy Co., Inc.,
    Sr Note 09-15-08 ........................................................    7.520     BB+      2,900      3,021,655
  CE Casecnan Water & Energy Co., Inc.,
    Sr Note Ser A (Philippine Islands) 11-15-05 (Y) .........................   11.450     BB+      2,000      1,700,000
  Empire Gas Corp.,
    Gtd Sr Sec Note 07-15-04 ................................................    7.000     CC       4,950      3,861,000
                                                                                                             -----------
                                                                                                               8,582,655
                                                                                                             -----------
Waste Disposal Service & Equipment (1.03%)
  Waste Systems International, Inc.,
    Sub Note 05-13-05 (R) ...................................................    7.000     CCC+    11,300     10,848,000
                                                                                                             -----------
                                                                                    TOTAL BONDS
                                                                          (Cost $1,020,332,346)   (80.73%)   850,392,986
                                                                                                 --------    -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                   John Hancock Funds - High Yield Bond Fund

                                                                                     NUMBER OF
                                                                                       SHARES      MARKET
ISSUER, DESCRIPTION                                                                 OR WARRANTS     VALUE
-------------------                                                                 -----------    ------
COMMON AND PREFERRED STOCKS AND WARRANTS
  Abitibi-Consolidated, Inc., Common Stock (Canada) (Y) .........................    1,233,500  $11,641,156
  Aeroporti di Roma SpA, Common Stock (Italy) (Y) ** ............................      160,000    1,321,744
  American Mobile Satellite Corp., Warrant (R) ..................................        9,960           --
  American Pacific Corp., Common Stock ** .......................................      175,500    1,206,563
  American Telecasting, Inc., Warrant ** ........................................        2,000          400
  AVI Holdings, Inc., Warrant ** ................................................        1,500        9,000
  Capstar Broadcasting Partners, 12.00%, Payment-In-Kind, Preferred Stock .......        7,446      733,431
  Core Cap, Inc. (Class A), Common Stock (r) ....................................       67,000      871,000
  Core Cap, Inc. Ser A/I, 10.00%, Preferred Stock (r) ...........................       67,000    1,593,930
  Crown Packaging Holdings Ltd., Warrant (Canada) (Y) ** ........................        2,750       22,000
  Cumulus Media, Inc., 13.75%, Ser A, Preferred Stock ...........................        5,143    5,708,730
  Decorative Home Accents, Inc., Common Stock ** ................................        1,000            1
  e.spire Communications, Inc., 12.75%, Payment-In-Kind, Preferred Stock ........          564      451,200
  Electronic Retailing Systems International, Inc., Warrant ** ..................        1,000        5,000
  Farm Fresh Holdings Corp. (Class B), Common Stock ** ..........................        1,000           10
  Fitzgeralds Gaming Corp., Preferred Stock .....................................      125,000    2,750,000
  Galileo International, Inc., Common Stock .....................................      565,600   22,624,000
  Gaylord Container Corp. (Class A), Common Stock ** ............................    1,090,200    5,723,550
  Geneva Steel Co., 14.00%, Ser B, Preferred Stock ..............................       10,000      460,000
  Glasstech, Inc., Warrant ** ...................................................        2,000        2,500
  Global Crossing Ltd., 10.50%, Payment-In-Kind, Preferred Stock (R) ............       49,000    4,900,000
  Gothic Energy Corp., Warrant ..................................................       39,586           --
  Granite Broadcasting Corp., 12.75%, Payment-In-Kind, Preferred Stock ..........       75,995    7,219,525
  Great Atlantic & Pacific Tea Co., Inc., Common Stock ..........................      169,800    4,637,663
  Grey Wolf, Inc., Common Stock ** ..............................................      397,000      397,000
  Haynes Holdings, Inc., Common Stock ** ........................................       67,938      271,752
  ICF Kaiser International Inc., Warrant (Expires 12-31-98) ** ..................       33,600        3,360
  ICF Kaiser International, Inc., Warrant (Expires 12-31-99) ** .................        7,000        3,500
  Interact Systems, Inc., Warrant ** ............................................        6,000        1,200
  International Wireless Inc., Warrant ** .......................................        1,500           15
  Ithaca Industries, Inc., Common Stock ** ......................................      235,000      440,625
  Kelley Oil & Gas Corp., $2.625, Convertible, Preferred Stock ..................      125,000    1,875,000
  KLM Royal Dutch Airlines N.V., Common Stock (Netherlands) # ...................      139,821    3,949,943
  Long Distance International Inc., Warrant ** ..................................        1,900        2,375
  McCaw International Ltd., Warrant ** ..........................................       10,050       25,125
  Nakornthai Strip Mill Plc, Warrant (Thailand) (R) (Y) .........................    9,591,354       95,914
  Nextel Communications, Inc., 13.00%, Payment-In-Kind, Ser D, Preferred Stock ..       18,734   19,483,027
  NEXTLINK Communications Inc., Warrant (R) ** ..................................       30,000           --
  Northeast Utilities, Common Stock ** ..........................................      298,700    4,704,525
  Northwest Airlines Corp. (Class A), Common Stock ** ...........................      725,000   18,170,312
  Paging do Brazil Holding Co. LLC (Class B), Common Stock (R) ** ...............        2,550           --
  Petroleum Heat & Power Co., Inc., Common Stock ** .............................       16,866           --
  Petroleum Heat & Power Co., Inc., 12.875%, Ser C, Preferred Stock .............      200,000    4,000,000
  Renaissance Cosmetics, Warrant ** .............................................        4,000            4

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                   John Hancock Funds - High Yield Bond Fund

                                                                                    NUMBER OF
                                                                                      SHARES       MARKET
ISSUER, DESCRIPTION                                                                OR WARRANTS      VALUE
-------------------                                                                -----------     ------
COMMON AND PREFERRED STOCKS AND WARRANTS (continued)
  Repap Enterprises, Inc., Common Stock (Canada) ** # ...........................   2,000,000      $124,200
  Samuels Jewelers, Inc., Common Stock ** .......................................     300,000     2,550,000
  Samuels Jewelers, Inc., Warrant ** ............................................       2,612            26
  SFX Broadcasting, Inc., 12.625%, Ser E, Preferred Stock .......................      48,741     5,848,920
  Sheffield Steel Corp., Common Stock ** ........................................         500         1,000
  Startec Global Communications Corp., Warrant ** ...............................       3,000           750
  Sterling Chemicals Holdings, Warrant ** .......................................       1,000        12,000
  Stone Container Corp., $1.75, Ser E, Preferred Stock ..........................     248,000     4,650,000
  Supermarkets General Holding Corp., $3.52, Preferred Stock ....................      71,964     1,655,172
  Takefuji Corp., Common Stock (Japan) # ........................................     100,000     6,833,710
  Teletrac, Inc., Warrant ** ....................................................       3,500            --
  VersaTel Telecom B.V., Warrant (R) ** .........................................       5,375        64,500
  Viatel, Inc., 10.00%, Ser A, Preferred Stock ..................................         987        88,830
  Wang Laboratories, Inc., Ser B, Preferred Stock (R) ...........................     100,000     5,350,000
  Weatherford International, Inc., Common Stock ** ..............................      99,300     1,812,225
  Weirton Steel Corp., Common Stock ** ..........................................     100,000       187,500
  Westshore Terminals Income Fund, Common Stock (Canada) # ......................     160,000       648,576
                                                                                                 ----------
                                   TOTAL COMMON AND PREFERRED STOCKS AND WARRANTS
                                                              (Cost $172,976,287)     (14.72%)  155,132,489
                                                                                    ---------   -----------

                                                                                      PAR VALUE
                                                                      INTEREST          (000s
                                                                        RATE           OMITTED)
                                                                      --------        ---------
SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (2.20%)
  Investment in a joint repurchase agreement
    transaction with Toronto Dominion Securities USA, Inc. -
    Dated 11-30-98, due 12-01-98 (Secured by
    U.S. Treasury Bills, 4.49% thru 4.54%, due 10-14-99
    thru 11-12-99, U.S. Treasury Bonds, 8.125% thru
    12.00% due 08-15-13 thru 08-15-19, and U.S. Treasury
    Notes, 5.25% thru 8.75%, due 07-03-99 thru 05-15-08) - Note A ..    5.370%        $23,168        23,168,000
                                                                                                 --------------
Corporate Savings Account (0.00%)
  Investors Bank & Trust Company
    Daily Interest Savings Account
    Current Rate 4.350% ............................................                                        522
                                                                                                 --------------
                                                  TOTAL SHORT-TERM INVESTMENTS
                                                            (Cost $23,168,000)          (2.20%)      23,168,522
                                                                                      --------   --------------
                                                             TOTAL INVESTMENTS         (97.65%)   1,028,693,997
                                                                                      --------   --------------
                                             OTHER ASSETS AND LIABILITIES, NET          (2.35%)      24,742,503
                                                                                      --------   --------------
                                                              TOTAL NET ASSETS        (100.00%)  $1,053,436,500
                                                                                      ========   ==============

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                   John Hancock Funds - High Yield Bond Fund

NOTES TO THE SCHEDULE OF INVESTMENTS

* Credit ratings are rated by Moody's Investors Service or John Hancock Advisers, Inc. where Standard and Poor's ratings are not available.

**   Non-income producing security.

***  Represents rate in effect on November 30, 1998.

# Par value of foreign bonds and common stocks is expressed in local currency, as shown parenthetically in security description.

(A) Cash interest will be paid on this obligation at the stated rate beginning on the stated date.

(R) These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $190,896,393 or 18.12% of net assets as of November 30, 1998.

(Y) Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer; however, security is U.S. dollar denominated.

(r) Direct placement securities are restricted as to resale. They have been valued in accordance with procedures approved by the Trustees after consideration of restrictions as to resale, financial condition and prospects of the issuer, general market conditions and pertinent information in accordance with the Fund's By-Laws and the Investment Company Act of 1940, as amended. The Fund has limited rights to registration under the Securities Act of 1933 with respect to these restricted securities.

     Additional information on these securities is as follows:

                                                                                        MARKET
                                                                                      VALUE AS A
                                                                                      PERCENTAGE       MARKET
                                                       ACQUISITION     ACQUISITION     OF FUND'S      VALUE AT
ISSUER, DESCRIPTION                                        DATE            COST       NET ASSETS  NOVEMBER 30, 1998
-------------------                                    -----------     -----------    ----------  -----------------
Alabama River Newsprint Co. ......................       04-14-98       $4,697,254       0.38%       $4,014,916
Core Cap, Inc. (Class A), Common Stock ...........       10-31-97        1,340,000       0.08           871,000
Core Cap, Inc. Ser A/I, 10.00%, Preferred Stock ..       10-31-97        1,675,000       0.15         1,593,930
Key Energy Group, Inc. ...........................       11-06-98        7,008,000       0.68         7,154,000
Norse CBO, Ltd. ..................................       08-04-98          750,000       0.07           750,000
Oregon Steel CF&I ................................       05-14-98        6,147,085       0.58         6,154,635

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                   John Hancock Funds - High Yield Bond Fund

Portfolio Concentration
November 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

The High Yield Bond Fund invests primarily in securities issued in the United States of America. The performance of this Fund is closely tied to the economic and financial conditions of the countries within which it invests. The concentration of investments by industry category for individual securities held by the Fund is shown in the Schedule of Investments.

In addition, concentration of investments can be aggregated by various countries. The table below shows the percentages of the Fund's investments at November 30, 1998 assigned to country categories.

                                                                  MARKET VALUE
                                                                 AS A PERCENTAGE
                                                                    OF FUND'S
COUNTRY DIVERSIFICATION                                            NET ASSETS
-----------------------                                          ---------------
    Argentina ...............................................         1.59%
    Brazil ..................................................         1.13
    Canada ..................................................         3.92
    Germany .................................................         0.28
    Greece ..................................................         0.23
    Indonesia ...............................................         2.14
    Israel ..................................................         0.45
    Italy ...................................................         0.13
    Jamaica .................................................         0.24
    Japan ...................................................         0.69
    Luxembourg ..............................................         0.15
    Mexico ..................................................         1.11
    Netherlands .............................................         0.88
    Norway ..................................................         0.33
    Philippine Islands ......................................         0.16
    South Africa ............................................         0.13
    Thailand ................................................         0.57
    United Kingdom ..........................................         2.78
    United States ...........................................        80.74
                                                                     -----
                                            TOTAL INVESTMENTS        97.65%
                                                                     =====

Additionally, the concentration of investments can be aggregated by the quality rating for each debt security.

                                                                   MARKET VALUE
                                                                 AS A PERCENTAGE
                                                                    OF FUND'S
QUALITY DISTRIBUTION                                                NET ASSETS
--------------------                                             ---------------
    AAA .....................................................         7.45%
    BBB .....................................................         0.04
    BB ......................................................         5.80
    B .......................................................        47.37
    CCC .....................................................        19.34
    CC ......................................................         0.56
    C .......................................................         0.10
    D .......................................................         0.07
                                                                     -----
                                                  TOTAL BONDS        80.73%
                                                                     =====

                       SEE NOTES TO FINANCIAL STATEMENTS.

==========================NOTES TO FINANCIAL STATEMENTS=========================

                   John Hancock Funds - High Yield Bond Fund

(UNAUDITED)
NOTE A -
ACCOUNTING POLICIES

John Hancock Bond Trust (the "Trust") is an open-end management investment company, registered under the Investment Company Act of 1940. The Trust consists of three series: John Hancock High Yield Bond Fund (the "Fund"), John Hancock Intermediate Maturity Government Fund and John Hancock Government Income Fund (collectively, the "Funds"). The other two series of the Trust are reported in separate financial statements. The investment objective of the Fund is to maximize current income without assuming undue risk by investing in a diversified portfolio consisting primarily of lower-rated, high-yielding debt securities such as: domestic and foreign corporate bonds; debentures and notes; convertible securities; preferred stocks; and domestic and foreign government obligations. As a secondary objective, the Fund seeks capital appreciation but only when it is consistent with the primary objective of maximizing current income.

   The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B and Class C shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class which bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan.

   Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Board of Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value. All portfolio transactions initially expressed in terms of foreign currencies have been translated into U.S. dollars as described in "Foreign Currency Translation" below.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, Inc., may participate in a joint repurchase agreement. Aggregate cash balances are invested in one or more repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

FEDERAL INCOME TAXES The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investment, to its shareholders. Therefore, no federal income tax provision is required.

DIVIDENDS, DISTRIBUTIONS AND INTEREST Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund is made aware of the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes which are accrued as applicable.

   The Fund records all distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Dividends paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class.

CLASS ALLOCATIONS Income, common expenses and realized and unrealized gains (losses) are calculated at the Fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution and service fees, if any, are calculated

==========================NOTES TO FINANCIAL STATEMENTS=========================

                   John Hancock Funds - High Yield Bond Fund

daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

EXPENSES The majority of the expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

DISCOUNT ON SECURITIES The Fund accretes discount from par value on securities from either the date of issue or date of purchase over the life of the security, as required by the Internal Revenue Code.

USE OF ESTIMATES The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

BANK BORROWINGS The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. These agreements enable the Fund to participate with other funds managed by the Adviser in unsecured lines of credit with banks which permit borrowings up to $800 million, collectively. Interest is charged to each fund, based on its borrowing, at a rate equal to 0.50% over the Fed Funds Rate. In addition, a commitment fee, at rates ranging from 0.070% to 0.075% per annum based on the average daily unused portion of the line of credit, is allocated among the participating funds. The Fund had no borrowing activity for the period ended November 30, 1998.

FINANCIAL FUTURES CONTRACTS The Fund may buy and sell financial futures contracts to hedge against the effects of fluctuations in interest rates and other market conditions. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund instruments. At the time the Fund enters into a financial futures contract, it will be required to deposit with its custodian a specified amount of cash or U.S. government securities, known as "initial margin," equal to a certain percentage of the value of the financial future contracts being traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodities exchange on which it trades. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," are recorded by the Fund as unrealized gains or losses.

   When the contracts are closed, the Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility that there may be an illiquid market and/or that a change in the value of the contract may not correlate with changes in the value of the underlying securities. In addition, the Fund could be prevented from opening or realizing the benefits of closing out futures positions because of position limits or limits on daily price fluctuations imposed by an exchange.

   For federal income tax purposes, the amount, character and timing of the Fund's gains and/or losses can be affected as a result of futures transactions.

   At November 30, 1998, there were no open positions in financial futures contracts.

FOREIGN CURRENCY TRANSLATION All assets and liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars based on London currency exchange quotations as of 5:00 p.m., London time, on the date of any determination of the net asset value of the Fund. Transactions affecting statement of operations accounts and net realized gain/(loss) on investments are translated at the rates prevailing at the dates of the transactions.

   The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

   Reported net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities

==========================NOTES TO FINANCIAL STATEMENTS=========================

                   John Hancock Funds - High Yield Bond Fund

other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS The Fund may enter into forward foreign currency exchange contracts as a hedge against the effect of fluctuations in currency exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date at a set price. The aggregate principal amounts of the contracts are marked to market daily at the applicable foreign currency exchange rates. Any resulting unrealized gains and losses are included in the determination of the Fund's daily net assets. The Fund records realized gains and losses at the time the forward foreign currency contract is closed out or offset by a matching contract. Risks may arise upon entering these contracts from potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

   These contracts involve market or credit risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. The Fund may also purchase and sell forward contracts to facilitate the settlement of foreign currency denominated portfolio transactions, under which it intends to take delivery of the foreign currency. Such contracts normally involve no market risk if they are offset by the currency amount of the underlying transaction.

   Open forward foreign currency sell contracts at November 30, 1998, were as follows:

                                                                UNREALIZED
                            PRINCIPAL AMOUNT    EXPIRATION     APPRECIATION/
CURRENCY                  COVERED BY CONTRACT      MONTH      (DEPRECIATION)
--------                  -------------------   ----------    --------------
SELLS
British Pound Sterling            4,712,730       FEB 99          $58,187
Deutsche Mark                    22,223,565       JAN 99          364,667
Italian Lira                  1,600,000,000       JAN 99           28,503
Japanese Yen                    610,000,000       DEC 98         (299,906)
                                                                 --------
                                                                 $151,451
                                                                 ========

NOTE B -
MANAGEMENT FEE AND TRANSACTIONS
WITH AFFILIATES AND OTHERS

Under the present investment management contract, the Fund pays a monthly management fee to the Adviser for a continuous investment program equivalent, on an annual basis, to the sum of (a) 0.625% of the first $75,000,000 of the Fund's average daily net asset value, (b) 0.5625% of the next $75,000,000 and (c) 0.50% of the Fund's average daily net asset value in excess of $150,000,000.

   The Fund has a distribution agreement with John Hancock Funds, Inc. ("JH Funds"), a wholly owned subsidiary of the Adviser. For the period ended November 30, 1998, net sales charges received with regard to sales of Class A shares amounted to $990,378. Out of this amount, $168,758 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $671,225 was paid as sales commissions to unrelated broker-dealers and $150,395 was paid as sales commissions to sales personnel of Signator Investors, Inc. ("Signator Investors"), a related broker-dealer, formerly known as John Hancock Distributors, Inc. The Adviser's indirect parent, John Hancock Mutual Life Insurance Company ("JHMLICo"), is the indirect sole shareholder of Signator Investors.

   Class B shares which are redeemed within six years of purchase will be subject to a contingent deferred sales charge ("CDSC") at declining rates beginning at 5.0% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to JH Funds and are used in whole or in part to defray its expenses related to providing distribution related services to the Fund in connection with the sale of Class B shares. For the period ended November 30, 1998, contingent deferred sales charges paid to JH Funds amounted to $946,074.

   Class C shares which are redeemed within one year of purchase will be subject to a contingent deferred sales charge ("CDSC") at a rate of 1.0% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to JH Funds and are used in whole or in part to defray its expenses related to providing distribution related services to the

==========================NOTES TO FINANCIAL STATEMENTS=========================

                   John Hancock Funds - High Yield Bond Fund

Fund in connection with the sale of Class C shares. For the period ended November 30, 1998, contingent deferred sales charges paid to JH Funds amounted to $8,499.

   In addition, to reimburse JH Funds for the services it provides as distributor of shares of the Fund, the Fund has adopted a Distribution Plan with respect to Class A, Class B and Class C pursuant to Rule 12b-1 under the Investment Company Act of 1940. Accordingly, the Fund will make payments to JH Funds for distribution and service expenses, at an annual rate not to exceed 0.25% of Class A average daily net assets and 1.00% of Class B and Class C average daily net assets to reimburse JH Funds for its distribution and service costs. Up to a maximum of 0.25% of such payments may be service fees as defined by the amended Rules of Fair Practice of the National Association of Securities Dealers. Under the amended Rules of Fair Practice, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

   The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. ("Signature Services"), an indirect subsidiary of JHMLICo. The Fund pays transfer agent fees based on the number of shareholder accounts and certain out-of-pocket expenses.

   The Fund has an agreement with the Adviser to perform necessary tax and financial management services for the Funds. The compensation for the period was at an annual rate of less than 0.02% of the average net assets of each Fund.

   Mr. Edward J. Boudreau, Jr., Ms. Anne C. Hodsdon and Mr. Richard S. Scipione are trustees and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. At November 30, 1998, the Fund's investments to cover the deferred compensation liability had unrealized appreciation of $1,867.

NOTE C -
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other than obligations of the U.S. government and its agencies and short-term securities, during the period ended November 30, 1998, aggregated $97,244,297 and $7,024,062, respectively. Purchases and proceeds from sales of obligations of the U.S. government and its agencies during the period ended November 30, 1998, aggregated $319,539,530 and $231,478,287, respectively.

   The cost of investments owned at November 30, 1998 for federal income tax purposes was $1,216,696,121. Gross unrealized appreciation and depreciation of investments aggregated $22,764,616 and $210,767,262, respectively, resulting in net unrealized depreciation of $188,002,646.

======================================NOTES=====================================

                   John Hancock Funds - High Yield Bond Fund

================================================================================

                                                              ----------------
[LOGO] JOHN HANCOCK FUNDS                                         Bulk Rate
       A Global Investment Management Firm                      U.S. Postage
                                                                    PAID
101 HUNTINGTON AVENUE, BOSTON, MA 02199-7603                    Randolph, MA
1-800-225-5291  1-800-554-6713 (TDD)                            Permit No. 75
INTERNET: www.jhancock.com/funds                              ----------------


--------------------------------------------------------------------------------

    This report is for the information of shareholders of the John Hancock High Yield Bond Fund. It may be used as sales literature when preceded or accompanied by the current prospectus, which details charges, investment objectives and operating policies.

[Recycle Logo] Printed on Recycled Paper                           570SA  11/98
                                                                           1/99

                               SEMIANNUAL REPORT
--------------------------------------------------------------------------------


                               [GRAPHIC OMITTED]


                                  Intermediate
                                    Maturity
                                   Government
                                      Fund

                               NOVEMBER 30, 1998

                           [LOGO] JOHN HANCOCK FUNDS
                                  A Global Investment Management Firm

                    ----------------------------------------

                                   DIRECTORS
                            EDWARD J. BOUDREAU, JR.
                                JAMES F. CARLIN
                             WILLIAM H. CUNNINGHAM*
                                 RONALD R.DION*
                              HAROLD R. HISER, JR.
                                ANNE C. HODSDON
                               CHARLES L. LADNER
                              LEO E. LINBECK, JR.
                             STEVEN R. PRUCHANSKY*
                              RICHARD S. SCIPIONE
                     LT. GEN. NORMAN H. SMITH, USMC (RET.)
                                 JOHN P. TOOLAN
                        *Members of the Audit Committee

                                    OFFICERS
                            EDWARD J. BOUDREAU, JR.
                      Chairman and Chief Executive Officer
                                ANNE C. HODSDON
                       President, Chief Operating Officer
                          and Chief Investment Officer
                                 OSBERT M. HOOD
                           Senior Vice President and
                            Chief Financial Officer
                                SUSAN S. NEWTON
                          Vice President and Secretary
                               JAMES J. STOKOWSKI
                          Vice President and Treasurer
                               THOMAS H. CONNORS
                     Vice President and Compliance Officer

                                   CUSTODIAN
                         INVESTORS BANK & TRUST COMPANY
                              200 CLARENDON STREET
                          BOSTON, MASSACHUSETTS 02116

                                 TRANSFER AGENT
                     JOHN HANCOCK SIGNATURE SERVICES, INC.
                         1 JOHN HANCOCK WAY, SUITE 1000
                        BOSTON, MASSACHUSETTS 02217-1000

                               INVESTMENT ADVISER
                          JOHN HANCOCK ADVISERS, INC.
                             101 HUNTINGTON AVENUE
                        BOSTON, MASSACHUSETTS 02199-7603

                             PRINCIPAL DISTRIBUTOR
                            JOHN HANCOCK FUNDS, INC.
                             101 HUNTINGTON AVENUE
                        BOSTON, MASSACHUSETTS 02199-7603

                                 LEGAL COUNSEL
                               HALE AND DORR LLP
                                60 STATE STREET
                        BOSTON, MASSACHUSETTS 02109-1803

                    ----------------------------------------

===============================CHAIRMAN'S MESSAGE===============================

DEAR FELLOW SHAREHOLDERS:

An often-used analogy for stock market performance over the short term is a roller coaster. That is because, while long-term history suggests the market's general direction is up, its swings over the short term can be dramatic and, at times, violent. In 1998, the market gave us several stark examples of this phenomenon. From the new highs set in mid-July, the major indices plunged by 19% through the end of August. It was the worst such fall since 1990. Seeking safety in a world of global economic uncertainties, investors everywhere converged on U.S. Treasury bonds and pushed their yields to historic lows.

   Then in early October, the stock market began a remarkable rebound that was sparked by the Federal Reserve's moves to lower interest rates. The Dow Jones Industrial Average reached a new high and ended November actually up by 17% year-to-date.

--------------------------------------------------------------------------------
[A 1" x 1 1/4" photo of Edward J. Boudreau, Jr., Chairman and Chief Executive Officer, flush right next to second paragraph.]
--------------------------------------------------------------------------------

   Investors have been understandably shaken by these dramatic twists and turns, but we are pleased to report that most individual investors did not panic, and we hope that means they've taken our words to heart. Over the long term, markets do not move up or down in a straight line. That's why after watching the market charge ahead almost uninterrupted for so many years, we have been striking a more cautionary stance in this space over the last several months.

   Analysts are still pondering the implications of global turmoil and the potential for slower U.S. economic and corporate earnings growth. While we don't make a practice of opining on what the market will do next, we continue to believe it would be wise for investors to set more realistic expectations. Over the long term, the market's historical results have been more in the 10% per year range, which is still a solid result, considering it has been produced despite wars, depressions and other social upheavals along the way.

   There is no doubt, however, that the market's heightened volatility and recent dramatic moves have been cause for concern. In these uncertain times, it becomes even harder to remember to "stay the course" and stick to your long-term investment plan. But this remains the essential tenet of successful investing. Now could also be a good time to review your asset allocation with your investment professional, keeping in mind that the divergence in performance of stocks and high-quality bonds earlier this year is a perfect example of why all your eggs shouldn't be in one basket.

Sincerely,


/s/ Edward J. Boudreau, Jr.

EDWARD J. BOUDREAU, JR., CHAIRMAN AND CHIEF EXECUTIVE OFFICER

================================================================================

          BY BARRY H. EVANS, CFA, AND DAWN BAILLIE, PORTFOLIO MANAGERS

                                  John Hancock
                             Intermediate Maturity
                                 Government Fund

          U.S. government bonds take off as investors seek safe havens

After making little headway in June, U.S. government bonds set a fast and furious pace from July to October. A major sell-off in U.S. stocks coupled with concern about a slowdown in the domestic economy triggered investors' flight to quality. Devaluation of the Russian ruble and continued turmoil in world financial markets further fueled inflows into the government sector. To restore investor confidence, the Federal Reserve cut short-term interest three times during the fall. As bond investors anticipated these rate cuts, yields on the 30-year Treasury dropped a full percentage point in less than six months' time. With yields moving toward an all-time low in early October, bond prices soared. Once investors started moving back into higher-risk assets, bond yields began moving up again. Yields on the 10-year Treasury -- which had gone from a high in June of 5.59% to a low of 4.16% in October -- closed November at 4.71%.

   The best returns -- interest plus changes in price -- came from long-term Treasuries with maturities of 20 or 30 years. Between May 31, 1998 and November 30, 1998, 30-year Treasuries returned an amazing 12.79%. By contrast, mortgage bonds turned in their worst performance in the past decade with the Lehman Brothers Mortgage-Backed Securities Index

"...the Federal Reserve cut short-term interest three times..."


--------------------------------------------------------------------------------
[A 31/2" x 21/2" photo of fund management team members under second column. (l-r): "Barry Evans, Dawn Baillie and Jeff Given."]
--------------------------------------------------------------------------------

================================================================================

           John Hancock Funds - Intermediate Maturity Government Fund

"The Fund also gained ground by owning long-term Treasuries..."

--------------------------------------------------------------------------------
[Pie Chart at the top left hand column with the heading "Portfolio Diversification". The chart is divided into three sections (from top to left):
Short-Term Investments & Other 4%, U.S. Treasuries 40% and U.S. Government Agencies 56%. A note below the chart reads "As a percentage of net assets on November 30, 1998."]
--------------------------------------------------------------------------------

returning just 3.51% during the same period. Falling interest rates caused many homeowners to pay off existing mortgage loans and refinance at lower rates. This surge in new issuance hurt mortgage bond prices.

   John Hancock Intermediate Maturity Government Fund fared well in this environment. The Fund's Class A and Class B shares had total returns of 5.51% and 5.12%, respectively, at net asset value for the six months ended November 30, 1998. The Fund outpaced the average intermediate-term government fund, which returned 4.59%, according to Lipper Analytical Services, Inc.(1) Keep in mind that your net asset value return will differ from the Fund's performance if you were not invested in the Fund for the entire period and did not reinvest all distributions. For longer-term performance information, please see pages six and seven.

Right places, right times

The Fund benefited from an unusually long duration at the height of the market's rally in September and October. Duration measures how sensitive a bond's price is to interest rate changes. The longer a bond's duration, the more its price will rise as interest rates fall -- or fall as interest rates rise. During June and July, the Fund's duration hovered around 4.4 years. This worked well when bond yields were moving up and down within a narrow range. In August, when it looked like an interest-rate cut was coming, we began aggressively increasing duration. Throughout September and early October, we kept duration around 4.7 years. After the rally ended in early October, we shortened to 3.8 years to lock in the Fund's gains. With the prospect of another rate cut on the horizon in November, we moved duration back up to 4.2 years.

   The Fund also gained ground by owning long-term Treasuries in a falling interest-rate environment. Starting in July, the Fund enjoyed heavy inflows from investors seeking safe havens for their money. We put most of these new assets to work in 30-year Treasuries, as well as short-term, cash-like investments. We also sold some of the Fund's short-term Treasuries for long-term ones. By also using the returned principal from our prepaid mortgage bonds to buy Treasuries, we ended up with a lighter-than-average stake in mortgage bonds -- between 25% and 30% during the summer. We kept mainly bonds with current coupons (or stated interest rates). While all mortgages lagged Treasuries by wide margins, these were among the better performers in the sector because of their longer duration.

   At the end of October, we began to increase our investment in bonds with a yield advantage over Treasuries. Prices on mortgage bonds had dropped and credit spreads -- or the differences in yield between mortgage bonds and Treasuries -- were historically wide. Our expectation was that in the near future mortgages would again

================================================================================

           John Hancock Funds - Intermediate Maturity Government Fund

--------------------------------------------------------------------------------
[Bar chart at top of left hand column with the heading "Fund Performance". Under the heading is a note that reads "For the six months ended November 30, 1998". The chart is scaled in increments of 2% with 0% at the bottom and 8% at the top. The first bar represents the 5.51% total return for John Hancock Intermediate Maturity Government Fund Class A. The second bar represents the 5.12% total return for John Hancock Intermediate Maturity Government Fund Class B and the third bar represents 4.59% total return for Average intermediate-term government fund. A note below the chart reads "Total returns for John Hancock Intermediate Maturity Government Fund are at net asset value with all distributions reinvested. The average intermediate-term government fund is tracked by Lipper Analytical Services, Inc. See the following two pages for historical performance information.
--------------------------------------------------------------------------------

start to outpace Treasuries. We bought 15-year FNMA bonds with current coupons because of their liquidity. We also added some 30-year GNMAs with 7% coupons, which offer a yield advantage and are also less likely to be prepaid. By the end of November, we had a 37% stake in mortgage bonds. Throughout the period, we also added short-term U.S. government agency bonds that could be called, or redeemed before their due dates. These bonds performed like cash but also gave us a slightly higher yield.

Tempered optimism

Looking ahead, our expectation is that the U.S. economy should continue to grow at a moderate or slightly slower pace. To track the economy's progress, we'll monitor manufacturing activity carefully. We'll also follow the employment cost index to ensure that inflation stays in check. Asia is still the biggest unknown. With problems there still unresolved, the potential exists for Asia's troubles to place more of a drag on U.S. companies. If this happens or if consumer confidence falls to lower levels, the Federal Reserve may decide to cut short-term interest rates again in early 1999. Even if interest rates drop further, we doubt bond yields will fall below their October lows. Bond investors may end up with mostly interest income in the coming year rather than dramatic price appreciation. Given the uncertainties that exist, our strategy will be two- pronged. First, we'll keep the Fund's duration slightly long -- around 4.2 to 4.5 years -- so we can take advantage of any drop in interest rates. At the same time, we plan to increase our stake in mortgage bonds, which tend to do better than Treasuries when interest rates are rising or stagnant. We believe this approach will best protect the Fund from market downdrafts, while still allowing us to participate in the rallies.

"...the U.S. economy should continue to grow at a moderate or slightly slower pace."

--------------------------------------------------------------------------------
This commentary reflects the views of the portfolio managers through the end of the Fund's period discussed in this report. Of course, the managers' views are subject to change as market and other conditions warrant.

(1)Figures from Lipper Analytical Services, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.

================================================================================

           John Hancock Funds - Intermediate Maturity Government Fund

--------------------------------------------------------------------------------
                             A LOOK AT PERFORMANCE
--------------------------------------------------------------------------------

The tables on the right show the cumulative total returns and the average annual total returns for the John Hancock Intermediate Maturity Government Fund. Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested.

For Class A shares, total return figures include a maximum applicable sales charge of 3%. Class B performance reflects a maximum contingent deferred sales charge (maximum 3% and declining to 0% over four years).

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them. Please read your prospectus carefully before you invest or send money.

--------------------------------------------------------------------------------
CLASS A
--------------------------------------------------------------------------------

For the period ended September 30, 1998

                                                                    SINCE
                                         ONE           FIVE       INCEPTION
                                        YEAR          YEARS       (12/31/91)
                                        ----          -----       ----------
Cumulative Total Returns                7.79%         32.01%        45.89%
Average Annual Total Returns (1)        7.79%          5.71%         5.75%

--------------------------------------------------------------------------------
CLASS B
--------------------------------------------------------------------------------

For the period ended September 30, 1998

                                                                    SINCE
                                         ONE           FIVE       INCEPTION
                                        YEAR          YEARS       (12/31/91)
                                        ----          -----       ----------
Cumulative Total Returns                7.32%         31.52%        43.74%
Average Annual Total Returns (1)        7.32%          5.63%         5.52%

--------------------------------------------------------------------------------
YIELDS
--------------------------------------------------------------------------------

As of November 30, 1998

                                                                  SEC 30-DAY
                                                                     YIELD
                                                                  ----------
John Hancock Intermediate
  Maturity Government Fund: Class A                                  4.48%
John Hancock Intermediate
  Maturity Government Fund: Class B                                  3.87%

Notes to Performance

(1) The Adviser voluntarily reduced a portion of the management fee during the period. Without the reduction of expenses, the average annual total return for the one-year, five-year and since inception periods would have been 7.74%, 5.31% and 5.31% for Class A shares, respectively, and 7.28%, 5.23% and 5.08% for Class B shares, respectively.

================================================================================

           John Hancock Funds - Intermediate Maturity Government Fund

--------------------------------------------------------------------------------
                    WHAT HAPPENED TO A $10,000 INVESTMENT...
--------------------------------------------------------------------------------

The charts on the right show how much a $10,000 investment in the John Hancock Intermediate Maturity Government Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in the Lipper Intermediate U.S. Government Index and the Lehman Brothers Government Bond Index. The Lipper Intermediate U.S. Government Index is an equally weighted unmanaged index that measures the performance of funds with at least 65% of their assets in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, with dollar-weighted average maturities of five to ten years. The Lehman Brothers Government Bond Index is an unmanaged index that measures the performance of U.S. Treasury bonds and U.S. government agency bonds. Past performance is not indicative of future results.

--------------------------------------------------------------------------------
Line chart with the heading John Hancock Intermediate Maturity Government Fund Class A, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are four lines. The first line represents the Lehman Brothers Government Bond Index and is equal to $16,749 as of November 30, 1998. The second line represents the Lipper Intermediate U.S. Government Index and is equal to $15,427. The third line represents the value of the hypothetical $10,000 investment made in the John Hancock Intermediate Maturity Government Fund on December 31, 1991, before sales charge, and is equal to $15,023 as of November 30, 1998. The fourth line represents the value of the same hypothetical investment made in the John Hancock Intermediate Maturity Government Fund, after sales charge, and is equal to $14,572 as of November 30, 1998.


Line chart with the heading John Hancock Intermediate Maturity Government Fund Class B*, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines. The first line represents the Lehman Brothers Government Bond Index and is equal to $16,749 as of November 30, 1998. The second line represents the Lipper Intermediate U.S. Government Index and is equal to $15,427. The third line represents the value of the hypothetical $10,000 investment made in the John Hancock Intermediate Maturity Government Fund on December 31, 1991, before sales charge, and is equal to $14,338 as of November 30, 1998.

*No contingent deferred sales charge applicable.


--------------------------------------------------------------------------------

==============================FINANCIAL STATEMENTS==============================

           John Hancock Funds - Intermediate Maturity Government Fund

The Statement of Assets and Liabilities is the Fund's balance sheet and shows the value of what the Fund owns, is due and owes on November 30, 1998. You'll also find the net asset value and the maximum offering price per share as of that date.

Statement of Assets and Liabilities
November 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

Assets:
  Investments at value - Note C:
    U.S. government and agencies securities
      (cost - $210,184,117) ..................................     $212,064,661
    Joint repurchase agreement (cost - $18,640,000) ..........       18,640,000
    Corporate savings account ................................              397
                                                                   ------------
                                                                    230,705,058
  Receivable for shares sold .................................            1,368
  Interest receivable ........................................        2,265,972
  Receivable for variation margin - Note A ...................           73,125
  Other assets ...............................................           25,213
                                                                   ------------
                          Total Assets .......................      233,070,736
                          -----------------------------------------------------
Liabilities:
  Payable for shares repurchased .............................       11,438,177
  Payable to John Hancock Advisers, Inc.
    and affiliates - Note B ..................................          203,199
  Accounts payable and accrued expenses ......................           71,021
                                                                   ------------
                          Total Liabilities ..................       11,712,397
                          -----------------------------------------------------
Net Assets:
  Capital paid-in ............................................      233,187,880
  Accumulated net realized loss on investments and
    financial futures contracts ..............................      (13,839,025)
  Net unrealized appreciation of investments and
    financial futures contracts ..............................        2,000,413
  Undistributed net investment income ........................            9,071
                                                                   ------------
                          Net Assets .........................     $221,358,339
                          =====================================================
Net Asset Value Per Share:
  (Based on net asset values and shares of beneficial
    interest outstanding - unlimited number of shares
    authorized with no par value)
  Class A - $171,864,481 / 17,269,081 ........................            $9.95
  =============================================================================
  Class B - $49,493,858 / 4,973,183 ..........................            $9.95
  =============================================================================
Maximum Offering Price Per Share*
  Class A - ($9.95 x 103.09%) ................................           $10.26
  =============================================================================

* On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales the offering price is reduced.

The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Statement of Operations
Six months ended November 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

Investment Income:
  Interest .....................................................      $7,055,755
                                                                     -----------
  Expenses:
    Investment management fee - Note B .........................         398,554
    Distribution and service fee - Note B
      Class A ..................................................         209,011
      Class B ..................................................         160,338
    Transfer agent fee - Note B ................................         290,210
    Registration and filing fees ...............................          53,364
    Custodian fee ..............................................          28,758
    Auditing fee ...............................................          19,727
    Printing ...................................................          18,242
    Financial services fee - Note B ............................          14,841
    Trustees' fees .............................................           7,963
    Miscellaneous ..............................................           2,255
    Legal fees .................................................             982
                                                                     -----------
                          Total Expenses .......................       1,204,245
                          ------------------------------------------------------
                          Net Investment Income ................       5,851,510
                          ------------------------------------------------------
Realized and Unrealized Gain on Investments and
Financial Futures Contracts:
  Net realized gain on investments sold ........................       3,009,537
  Net realized gain on financial futures contracts .............         324,895
  Change in net unrealized appreciation/depreciation
    of investments .............................................         906,727
  Change in net unrealized appreciation/depreciation
    of financial futures contracts .............................         117,705
                                                                     -----------
                          Net Realized and Unrealized
                          Gain on Investments and
                          Financial Futures Contracts ..........       4,358,864
                          ------------------------------------------------------
                          Net Increase in Net Assets
                          Resulting from Operations ............     $10,210,374
                          ======================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

           John Hancock Funds - Intermediate Maturity Government Fund

Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                                     SIX MONTHS ENDED
                                                                                       YEAR ENDED    NOVEMBER 30, 1998
                                                                                      MAY 31, 1998      (UNAUDITED)
                                                                                      -------------   -------------
Increase (Decrease) in Net Assets:
From Operations:
  Net investment income ............................................................     $6,527,017      $5,851,510
  Net realized gain on investments sold and financial futures contracts ............      1,939,903       3,334,432
  Change in net unrealized appreciation/depreciation of investments and financial
    futures contracts ..............................................................       (317,027)      1,024,432
                                                                                      -------------   -------------
    Net Increase in Net Assets Resulting from Operations ...........................      8,149,893      10,210,374
                                                                                      -------------   -------------
Distributions to Shareholders:
  Dividends from net investment income
    Class A - ($0.6222 and $0.2962 per share, respectively) ........................     (5,879,115)     (5,015,662)
    Class B - ($0.5497 and $0.2593 per share, respectively) ........................       (647,299)       (841,397)
                                                                                      -------------   -------------
    Total Distributions to Shareholders ............................................     (6,526,414)     (5,857,059)
                                                                                      -------------   -------------
From Fund Share Transactions - Net:* ...............................................    151,641,791      34,533,871
                                                                                      -------------   -------------
Net Assets:
  Beginning of period ..............................................................     29,205,883     182,471,153
                                                                                      -------------   -------------
  End of period (including undistributed net investment income of $14,620
    and $9,071, respectively) ......................................................   $182,471,153    $221,358,339
                                                                                      =============   =============

* Analysis of Fund Share Transactions:

                                                                                                         SIX MONTHS ENDED
                                                                              YEAR ENDED                NOVEMBER 30, 1998
                                                                             MAY 31, 1998                  (UNAUDITED)
                                                                     ---------------------------   ---------------------------
                                                                        SHARES         AMOUNT         SHARES         AMOUNT
                                                                     ------------   ------------   ------------   ------------
CLASS A
  Shares sold .....................................................     3,794,449    $36,863,657      3,181,326    $31,416,980
  Shares issued in reorganization - Note D ........................    15,475,727    149,668,850             --             --
  Shares issued to shareholders in reinvestment of distributions ..       457,237      4,435,608        420,293      4,150,122
                                                                     ------------   ------------   ------------   ------------
                                                                       19,727,413    190,968,115      3,601,619     35,567,102
  Less shares repurchased .........................................    (5,318,845)   (51,730,310)    (3,146,385)   (30,976,386)
                                                                     ------------   ------------   ------------   ------------
  Net increase ....................................................    14,408,568   $139,237,805        455,234     $4,590,716
                                                                     ============   ============   ============   ============
CLASS B
  Shares sold .....................................................     2,201,425    $21,367,420      4,730,611    $47,014,132
  Shares issued in reorganization - Note D ........................       996,713      9,639,411             --             --
  Shares issued to shareholders in reinvestment of distributions ..        37,530        363,774         37,770        374,258
                                                                     ------------   ------------   ------------   ------------
                                                                        3,235,668     31,370,605      4,768,381     47,388,390
  Less shares repurchased .........................................    (1,950,374)   (18,966,619)    (1,762,417)   (17,445,235)
                                                                     ------------   ------------   ------------   ------------
  Net increase ....................................................     1,285,294    $12,403,986      3,005,964    $29,943,155
                                                                     ============   ============   ============   ============

The Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment gains and losses, distributions paid to shareholders and any increase or decrease in money shareholders invested in the Fund. The footnote illustrates the number of Fund shares sold, reinvested and repurchased during the last two periods, along with the corresponding dollar value.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

           John Hancock Funds - Intermediate Maturity Government Fund

Financial Highlights
Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are as follows:
--------------------------------------------------------------------------------

                                                                                YEAR ENDED MARCH 31,
                                                                 -----------------------------------------------
                                                                   1994       1995(1)      1996           1997
                                                                 --------    --------    --------       --------
CLASS A
Per Share Operating Performance
  Net Asset Value, Beginning of Period ........................    $10.05       $9.89       $9.79          $9.69
                                                                 --------    --------    --------       --------
  Net Investment Income .......................................      0.41        0.49        0.62           0.67
  Net Realized and Unrealized Gain (Loss) on Investments
    and Financial Futures Contracts ...........................     (0.16)      (0.11)      (0.08)         (0.25)
                                                                 --------    --------    --------       --------
      Total from Investment Operations ........................      0.25        0.38        0.54           0.42
                                                                 --------    --------    --------       --------
  Less Distributions:
    Dividends from Net Investment Income ......................     (0.41)      (0.48)      (0.64)         (0.66)
    Distributions from Net Realized Gain on Investments Sold ..        --          --          --          (0.08)
                                                                 --------    --------    --------       --------
      Total Distributions .....................................     (0.41)      (0.48)      (0.64)         (0.74)
                                                                 --------    --------    --------       --------
  Net Asset Value, End of Period ..............................     $9.89       $9.79       $9.69          $9.37
                                                                 ========    ========    ========       ========
  Total Investment Return at Net Asset Value (2) ..............      2.51%       3.98%       5.60%          4.56%
  Total Adjusted Investment Return at Net Asset Value (2,3) ...      2.27%       3.43%       4.83%          4.19%

Ratios and Supplemental Data
  Net Assets, End of Period (000s omitted) ....................   $24,310     $12,950     $29,024        $22,043
  Ratio of Expenses to Average Net Assets (4) .................      0.75%       0.80%       0.75%          0.75
  Ratio of Adjusted Expenses to Average Net Assets (4,5) ......      0.99%       1.35%       1.45%          1.12%
  Ratio of Net Investment Income to Average Net Assets ........      4.09%       4.91%       6.49%          6.99%
  Ratio of Adjusted Net Investment Income to
    Average Net Assets (5) ....................................      3.85%       4.36%       5.79%          6.62%
  Fee Reduction Per Share (7) .................................     $0.02       $0.05       $0.07          $0.04
  Portfolio Turnover Rate .....................................       244%        341%        423%(6)        427%

                                                               PERIOD FROM                   SIX MONTHS ENDED
                                                              APRIL 1, 1997     YEAR ENDED   NOVEMBER 30, 1998
                                                           TO MAY 31, 1997(8)  MAY 31, 1998    (UNAUDITED)
                                                           ------------------  ------------  -----------------
CLASS A
Per Share Operating Performance
  Net Asset Value, Beginning of Period ........................     $9.37           $9.46          $9.72
                                                                 --------        --------       --------
  Net Investment Income .......................................      0.11(7)         0.62(7)        0.30(7)
  Net Realized and Unrealized Gain (Loss) on Investments
    and Financial Futures Contracts ...........................      0.09            0.26           0.23
                                                                 --------        --------       --------
      Total from Investment Operations ........................      0.20            0.88           0.53
                                                                 --------        --------       --------
  Less Distributions:
    Dividends from Net Investment Income ......................     (0.11)          (0.62)         (0.30)
    Distributions from Net Realized Gain on Investments Sold ..        --              --             --
                                                                 --------        --------       --------
      Total Distributions .....................................     (0.11)          (0.62)         (0.30)
                                                                 --------        --------       --------
  Net Asset Value, End of Period ..............................     $9.46           $9.72          $9.95
                                                                 ========        ========       ========
  Total Investment Return at Net Asset Value (2) ..............      2.13%(10)       9.56%          5.51%(10)
  Total Adjusted Investment Return at Net Asset Value (2,3) ...      1.93%(10)       9.49%            --

Ratios and Supplemental Data
  Net Assets, End of Period (000s omitted) ....................   $22,755        $163,358       $171,864
  Ratio of Expenses to Average Net Assets (4) .................      0.75%(9)        1.09%          1.09%(9)
  Ratio of Adjusted Expenses to Average Net Assets (4,5) ......      1.92%(9)        1.16%            --
  Ratio of Net Investment Income to Average Net Assets ........      7.07%(9)        6.43%          5.99%(9)
  Ratio of Adjusted Net Investment Income to
    Average Net Assets (5) ....................................      5.90%(9)        6.36%            --
  Fee Reduction Per Share (7) .................................     $0.02           $0.01             --
  Portfolio Turnover Rate .....................................        77%            250%(6)        126%

The Financial Highlights summarizes the impact of the following factors on a single share for each period indicated: the net investment income, net realized and unrealized gains (losses), dividends and total investment return of the Fund. It shows how the Fund's net asset value for a share has changed since the end of the previous period. Additionally, important relationships between some items presented in the financial statements are expressed in ratio form.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

           John Hancock Funds - Intermediate Maturity Government Fund

Financial Highlights (continued)
--------------------------------------------------------------------------------

                                                                             YEAR ENDED MARCH 31,
                                                                 -------------------------------------------
                                                                   1994     1995(1)      1996          1997
                                                                 -------    -------    -------       -------
CLASS B
Per Share Operating Performance
  Net Asset Value, Beginning of Period ........................   $10.05      $9.89      $9.79         $9.69
                                                                 -------    -------    -------       -------
  Net Investment Income .......................................     0.34       0.43       0.57          0.60
  Net Realized and Unrealized Gain (Loss) on Investments
    and Financial Futures Contracts ...........................    (0.16)     (0.11)     (0.10)        (0.24)
                                                                 -------    -------    -------       -------
      Total from Investment Operations ........................     0.18       0.32       0.47          0.36
                                                                 -------    -------    -------       -------
  Less Distributions:
    Dividends from Net Investment Income ......................    (0.34)     (0.42)     (0.57)        (0.60)
    Distributions from Net Realized Gain on Investments Sold ..       --         --         --         (0.08)
                                                                 -------    -------    -------       -------
      Total Distributions .....................................    (0.34)     (0.42)     (0.57)        (0.68)
                                                                 -------    -------    -------       -------
  Net Asset Value, End of Period ..............................    $9.89      $9.79      $9.69         $9.37
                                                                 =======    =======    =======       =======
  Total Investment Return at Net Asset Value (2) ..............     1.85%      3.33%      4.92%         3.84%
  Total Adjusted Investment Return at Net Asset Value (2,3) ...     1.61%      2.78%      4.15%         3.47%

Ratios and Supplemental Data
  Net Assets, End of Period (000s omitted) ....................  $11,626     $9,506     $8,532        $6,779
  Ratio of Expenses to Average Net Assets (4) .................     1.40%      1.45%      1.40%         1.43%
  Ratio of Adjusted Expenses to Average Net Assets (4,5) ......     1.64%      2.00%      2.10%         1.80%
  Ratio of Net Investment Income to Average Net Assets ........     3.44%      4.26%      5.80%         6.30%
  Ratio of Adjusted Net Investment Income to
    Average Net Assets (5) ....................................     3.20%      3.71%      5.10%         5.93%
  Fee Reduction Per Share (7) .................................    $0.02      $0.05      $0.07         $0.04
  Portfolio Turnover Rate .....................................      244%       341%       423%(6)       427%

                                                               PERIOD FROM                    SIX MONTHS ENDED
                                                              APRIL 1, 1997     YEAR ENDED   NOVEMBER 30, 1998
                                                           TO MAY 31, 1997(8)  MAY 31, 1998     (UNAUDITED)
                                                           ------------------  ------------  -----------------
CLASS B
Per Share Operating Performance
  Net Asset Value, Beginning of Period ........................    $9.37            $9.46           $9.72
                                                                 -------          -------         -------
  Net Investment Income .......................................     0.10(7)          0.55(7)         0.26(7)
  Net Realized and Unrealized Gain (Loss) on Investments
    and Financial Futures Contracts ...........................     0.09             0.26            0.23
                                                                 -------          -------         -------
      Total from Investment Operations ........................     0.19             0.81            0.49
                                                                 -------          -------         -------
  Less Distributions:
    Dividends from Net Investment Income ......................    (0.10)           (0.55)          (0.26)
    Distributions from Net Realized Gain on Investments Sold ..       --               --              --
                                                                 -------          -------         -------
      Total Distributions .....................................    (0.10)           (0.55)          (0.26)
                                                                 -------          -------         -------
  Net Asset Value, End of Period ..............................    $9.46            $9.72           $9.95
                                                                 =======          =======         =======
  Total Investment Return at Net Asset Value (2) ..............     2.01%(10)        8.74%           5.12%(10)
  Total Adjusted Investment Return at Net Asset Value (2,3) ...     1.81%(10)        8.67%             --

Ratios and Supplemental Data
  Net Assets, End of Period (000s omitted) ....................   $6,451          $19,113         $49,494
  Ratio of Expenses to Average Net Assets (4) .................     1.50%(9)         1.84%           1.84%(9)
  Ratio of Adjusted Expenses to Average Net Assets (4,5) ......     2.67%(9)         1.91%             --
  Ratio of Net Investment Income to Average Net Assets ........     6.04%(9)         5.66%           5.24%(9)
  Ratio of Adjusted Net Investment Income to
    Average Net Assets (5) ....................................     4.87%(9)         5.59%             --
  Fee Reduction Per Share (7) .................................    $0.02            $0.01              --
  Portfolio Turnover Rate .....................................       77%             250%(6)         126%

(1) On December 22, 1994, John Hancock Advisers, Inc. became the investment adviser of the Fund.
(2) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(3) An estimated total return calculation that does not take into consideration fee reductions by the Adviser during the periods shown.
(4) Beginning on December 31, 1991 (commencement of operations) through March 31, 1995, the expenses used in the ratios represented the expenses of the Fund plus expenses incurred indirectly from the Adjustable U.S. Government Fund (the "Portfolio"), the mutual fund in which the Fund invested all of its assets. The expenses used in the ratios for the fiscal year ended March 31, 1996 include the expenses of the Portfolio through September 22, 1995.
(5)   Unreimbursed, without fee reduction.
(6)   Portfolio turnover rate excludes merger activity.
(7)   Based on average of shares outstanding at the end of each month.
(8)   Effective May 31, 1997, the fiscal year end changed from March 31 to May
      31.
(9)   Annualized.
(10)  Not annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

           John Hancock Funds - Intermediate Maturity Government Fund

Schedule of Investments
November 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by Intermediate Maturity Government Fund on November 30, 1998. It's divided into two main categories: U.S. government and agencies securities and short-term investments. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                                           PAR VALUE
                                             INTEREST      MATURITY          (000s     MARKET
ISSUER, DESCRIPTION                            RATE          DATE           OMITTED)    VALUE
-------------------                          --------      --------        ---------   ------
U.S. GOVERNMENT AND AGENCIES SECURITIES
Government - U.S. (39.69%)
  United States Treasury,
    Bond ...............................      11.125%      08-15-03          $2,000  $2,530,000
    Bond ...............................      11.875       11-15-03          17,000  22,272,720
    Bond ...............................      10.750       08-15-05          12,750  17,059,117
    Bond ...............................      12.000       08-15-13          12,910  19,754,366
    Bond ...............................       6.000       02-15-26           8,000   8,787,520
    Bond ...............................       5.250       11-15-28          10,000  10,278,100
    Note ...............................       6.125       12-31-01           1,885   1,965,414
    Note ...............................       5.625       05-15-08           3,000   3,191,250
    Note ...............................       5.625       12-31-99           2,000   2,019,680
                                                                                     ----------
                                                                                     87,858,167
                                                                                     ----------
Government - U.S. Agencies (56.11%)
  Federal Home Loan Bank,
    Bond ...............................       6.630       08-08-02           1,000   1,001,870
  Federal Home Loan Mortgage Corp.,
    15 Yr Pass Thru Ctf ................       8.500       06-01-06 to        4,152   4,320,145
                                                           07-01-07
    30 Yr Adjustable Rate Mortgage .....       7.500#      05-01-17              50      50,608
    30 Yr Adjustable Rate Mortgage .....       7.625#      10-01-18              56      56,515
    CMO REMIC Ser 1204 Class G .........       7.000       11-15-05             370     369,491
    Deb ................................       6.000       11-18-03           2,000   2,003,440
    Deb ................................       8.000       06-21-06           1,000   1,015,310
    Note ...............................       6.950       03-25-04           2,000   1,999,060
    Note ...............................       5.750       04-15-08           3,000   3,091,410
  Federal National Mortgage Assn.,
    15 Yr Pass Thru Ctf ................       6.000       03-01-11 to       19,014  19,038,310
                                                           11-01-13
    15 Yr Pass Thru Ctf ................       6.500       04-01-13 to       25,746  26,116,302
                                                           05-01-13
    30 Yr Adjustable Rate Mortgage .....       6.749#      03-01-14 to           43      43,747
                                                           06-01-14
    30 Yr Adjustable Rate Mortgage .....       7.125#      05-01-17              42      42,395
    30 Yr Adjustable Rate Mortgage .....       7.625#      03-01-22              88      88,700
    30 Yr Adjustable Rate Mortgage .....       7.300#      03-01-27              40      39,463

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

           John Hancock Funds - Intermediate Maturity Government Fund

                                                                                                        PAR VALUE
                                                                       INTEREST        MATURITY           (000s         MARKET
ISSUER, DESCRIPTION                                                      RATE            DATE            OMITTED)        VALUE
-------------------                                                    --------        --------         ---------       ------
Government - U.S. Agencies (continued)
  Federal National Mortgage Assn. (cont.),
    Deb Ser 01-Q ...................................................     6.150%        12-14-01           $2,520      $2,520,000
    Med Term Note Ser B ............................................     7.170         06-17-04            1,765       1,763,341
    Medium Term Note ...............................................     7.230         03-30-06            6,000       6,032,820
    Note Ser 04-J ..................................................     8.250         10-12-04           23,000      23,521,180
Government National Mortgage Assn.,
  30 Yr Adjustable Rate Mortgage ...................................     7.000#        10-20-23              881         889,850
    30 Yr Pass Thru Ctf ............................................    12.500         07-15-15               18          21,156
    30 Yr Pass Thru Ctf ............................................     6.500         10-15-28            2,014       2,033,744
    30 Yr Pass Thru Ctf ............................................     7.000         11-15-27 to        27,469      28,121,614
                                                                                       04-15-28
    30 Yr Pass Thru Ctf ............................................    12.000         02-15-14               23          26,023
                                                                                                                    ------------
                                                                                                                     124,206,494
                                                                                                                    ------------
                                                  TOTAL U.S. GOVERNMENT AND AGENCIES SECURITIES
                                                                            (Cost $210,184,117)           (95.80%)   212,064,661
                                                                                                        ---------   ------------

SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (8.42%)
  Investment in a joint repurchase agreement
    transaction with Toronto Dominion Securities USA, Inc. -
    Dated 11-30-98, due 12-01-98 (Secured by
    U.S. Treasury Bills, 4.49% thru 4.54%, due 10-14-99
    thru 11-12-99, U.S. Treasury Bonds, 8.125% thru
    12.00%, due 08-15-13 thru 08-15-19, and U.S. Treasury
    Notes, 5.25% thru 8.75%, due 07-31-99 thru 05-15-08) - Note A ..     5.370                            18,640      18,640,000
                                                                                                                    ------------
Corporate Savings Account (0.00%)
  Investors Bank & Trust Company
    Daily Interest Savings Account
    Current Rate 4.35% .............................................                                                         397
                                                                                                                    ------------
                                                                   TOTAL SHORT-TERM INVESTMENTS            (8.42%)    18,640,397
                                                                                                        ---------   ------------
                                                                              TOTAL INVESTMENTS          (104.22%)   230,705,058
                                                                                                        ---------   ------------
                                                              OTHER ASSETS AND LIABILITIES, NET            (4.22%)    (9,346,719)
                                                                                                        ---------   ------------
                                                                               TOTAL NET ASSETS          (100.00%)  $221,358,339
                                                                                                        =========   ============

# Represents rate in effect on November 30, 1998.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==========================NOTES TO FINANCIAL STATEMENTS=========================

           John Hancock Funds - Intermediate Maturity Government Fund

(UNAUDITED)
NOTE A --
ACCOUNTING POLICIES

John Hancock Bond Trust (the "Trust") is a diversified, open-end management investment company, registered under the Investment Company Act of 1940. The Trust consists of three series: John Hancock Intermediate Maturity Government Fund (the "Fund"), John Hancock Government Income Fund and John Hancock High Yield Bond Fund. The other two series of the Trust are reported in separate financial statements. The investment objective of the Fund is to achieve a high level of current income consistent with preservation of capital and maintenance of liquidity.

   The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A and Class B. Effective December 8, 1998, the Board of Trustees have authorized the issuance of Class C shares in 1999. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemption, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission. Shareholders of a class which bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan.

   Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, Inc., may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

DISCOUNT ON SECURITIES The Fund accretes discount from par value on securities from either the date of issue or the date of purchase over the life of the security, as required by the Internal Revenue Code.

FEDERAL INCOME TAX The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no federal income or excise tax provision is required. For federal income tax purposes, the Fund has $17,038,087 of a capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. To the extent such carryforward is used by the Fund, no capital gain distributions will be made. The carryforward expires as follows: May 31, 1999 -- $1,018,204, May 31, 2000 -- $23,234, May 31,
2001 -- $11,348,721, May 31, 2002 -- $427,159, May 31, 2003 -- $1,950,205, May
31, 2004 -- $ 1,741,681 and May 31, 2005 -- $528,883. The Fund's tax year end is
May 31. Expired capital loss carryforwards are reclassified to capital paid-in in the year of expiration.

DIVIDENDS, DISTRIBUTIONS AND INTEREST Interest income on investment securities is recorded on the accrual basis.

   The Fund records all distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Dividends paid by the Fund, if any, with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class.

EXPENSES The majority of the expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable

==========================NOTES TO FINANCIAL STATEMENTS=========================

           John Hancock Funds - Intermediate Maturity Government Fund

to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

CLASS ALLOCATIONS Income, common expenses and realized and unrealized gains (losses) are determined at the Fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

USE OF ESTIMATES The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

BANK BORROWINGS The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. These agreements enable the Fund to participate with other funds managed by the Adviser in unsecured lines of credit with banks which permit borrowings up to $800 million, collectively. Interest is charged to each fund, based on its borrowing, at a rate equal to 0.50% over the Fed Funds Rate. In addition, a commitment fee, at rates ranging from 0.070% to 0.075% per annum based on the average daily unused portion of the lines of credit, is allocated among the participating funds. The Fund had no borrowing activity for the period ended November 30, 1998.

FINANCIAL FUTURES CONTRACTS The Fund may buy and sell financial futures contracts for speculative purposes and/or to hedge against the effects of fluctuations in interest rates, currency exchange rates and other market conditions. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund instruments. At the time the Fund enters into a financial futures contract, it will be required to deposit with its custodian a specified amount of cash or U.S. government securities, known as "initial margin," equal to a certain percentage of the value of the financial futures contract being traded. Each day, the futures contract is valued at the official settlement price on the board of trade or U.S. commodities exchange on which it trades. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," will be recorded by the Fund as unrealized gains or losses.

   When the contracts are closed, the Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility that there may be an illiquid market and/or that a change in the value of the contracts may not correlate with changes in the value of the underlying securities. In addition, the Fund could be prevented from opening or realizing the benefits of closing out futures positions because of position limits or limits on daily price fluctuation imposed by an exchange.

   For federal income tax purposes, the amount, character and timing of the Fund's gains and/or losses can be affected as a result of futures contracts.

   At November 30, 1998, open positions in financial futures contracts were as follows:

                                                         UNREALIZED
EXPIRATION    OPEN CONTRACTS             POSITION       APPRECIATION
----------    --------------             --------       ------------
MAR 99        60 U.S. TREASURY NOTES       LONG           $117,705
                                                          ========

   At November 30, 1998, the Fund had deposited in a segregated account $14,000,000 par value of U.S. Treasury Bond, 11.875%, 11-15-03, to cover margin requirements on open financial futures contracts.

NOTE B -
MANAGEMENT FEE, ADMINISTRATIVE SERVICES AND
TRANSACTIONS WITH AFFILIATES AND OTHERS

Under the present investment management contract, the Fund pays a monthly management fee to the Adviser for a continuous investment program equivalent on an annual basis to 0.40% of the Fund's average daily net asset value.

   The Fund has a distribution agreement with John Hancock Funds, Inc. ("JH Funds"), a wholly owned subsidiary of the Adviser. For the period ended November 30, 1998, net sales charges received with regard to sales of Class A shares amounted to $76,554. Out of this amount, $10,705 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $12,867 was paid as sales

==========================NOTES TO FINANCIAL STATEMENTS=========================

           John Hancock Funds - Intermediate Maturity Government Fund

commissions to unrelated broker-dealers and $52,982 was paid as sales commissions to sales personnel of Signator Investors, Inc. ("Signator Investors"), a related broker-dealer, formerly known as John Hancock Distributors, Inc. The Adviser's indirect parent, John Hancock Mutual Life Insurance Company ("JHMLICo"), is the indirect sole shareholder of Signator Investors.

   Class B shares which are redeemed within four years of purchase will be subject to a contingent deferred sales charge ("CDSC") at declining rates beginning at 3.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to JH Funds and are used in whole or in part to defray its expenses related to providing distribution related services to the Fund in connection with the sale of Class B shares. For the period ended November 30, 1998, contingent deferred sales charges amounted to $38,722.

   In addition, to reimburse JH Funds for the services it provides as distributor of shares of the Fund, the Fund has adopted a Distribution Plan with respect to Class A and Class B pursuant to Rule 12b-1 under the Investment Company Act of 1940. Accordingly, the Fund will make payments to JH Funds for distribution and service expenses, at an annual rate not to exceed 0.25% of Class A average daily net assets and 1.00% of Class B average daily net assets, to reimburse JH Funds for its distribution and service costs. Up to a maximum of 0.25% of such payments may be service fees as defined by the amended Rules of Fair Practice of the National Association of Securities Dealers. Under the amended Rules of Fair Practice, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

   The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. ("Signature Services"), an indirect subsidiary of JHMLICo. The Fund pays transfer agent fees based on the number of shareholder accounts and certain out-of-pocket expenses.

   The Fund has an agreement with the Adviser to perform necessary tax and financial management services for the Fund. The compensation for the period was at an annual rate of less than 0.02% of the average net assets of the Fund.

   Mr. Edward J. Boudreau, Jr., Ms Anne C. Hodsdon and Mr. Richard S. Scipione are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. At November 30, 1998 the Fund's investments to cover the deferred compensation liability had unrealized appreciation of $2,164.

NOTE C -

INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other than short-term obligations, during the period ended November 30, 1998 aggregated $273,822,806 and $241,057,437, respectively.

   The cost of investments owned at November 30, 1998 (excluding the corporate savings account) for federal income tax purposes was $228,886,983. Gross unrealized appreciation and depreciation of investments aggregated $2,943,872, and $1,126,194, respectively, resulting in net unrealized appreciation of $1,817,678.

NOTE D -
REORGANIZATION

On November 12, 1997, the shareholders of the John Hancock Limited-Term Government Fund ("Limited-Term Government Fund") approved a plan of reorganization between Limited-Term Government Fund and the Fund providing for the transfer of substantially all of the assets and liabilities of Limited-Term Government Fund to the Fund in exchange solely for Class A and Class B shares of the Fund. The acquisition was accounted for as a tax free exchange of 15,475,727 Class A shares and 996,713 Class B shares of John Hancock Intermediate Maturity Government Fund for the net assets of Limited-Term Government Fund, which amounted to $149,668,850 and $9,639,411 for Class A and B shares, respectively, including $1,284,544 of unrealized appreciation, after the close of business on December 5, 1997.


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           John Hancock Funds - Intermediate Maturity Government Fund



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           John Hancock Funds - Intermediate Maturity Government Fund



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           John Hancock Funds - Intermediate Maturity Government Fund


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      This report is for the information of shareholders of the John Hancock
Intermediate Maturity Government Fund. It may be used as sales literature when preceded or accompanied by the current prospectus, which details charges, investment objectives and operating policies.

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